Exhibit 10(b)(i)(a)

EMPLOYMENT AGREEMENT AMENDMENT

                             THIS AMENDMENT to the Employment Agreement dated as of January 1, 2000, and previously amended as of March 1, 2001, between TRUE NORTH COMMUNICATIONS INC. a Delaware corporation (the "Company") and DAVID A. BELL (the "Executive") is entered into as of June 1, 2001.

                             WHEREAS, the Company and Executive have entered into the above-referenced Employment Agreement pursuant to which the Executive served the Company as its Chairman and Chief Executive Officer;

                             WHEREAS, the Company has entered into a merger (the "Merger") with The Interpublic Group of Companies, Inc. ("Interpublic") pursuant to that certain Agreement and Plan of Merger among Interpublic, Verities Acquisition Corp. and the Company dated as of March 18, 2001 (the "Merger Agreement") and;

                             WHEREAS, the Company, the Executive and Interpublic desire to amend the Employment Agreement to reflect Executive's new role following the Merger;

                             NOW, THEREFORE, it is agreed that the Employment Agreement is hereby amended as follows, effective as of June 1, 2001 (except as otherwise indicated below):

                             1.           Interpublic shall become a party to the Agreement.

                             2.           Section 2 of the Employment Agreement is amended in its entirety to read as follows:

               "2.         Position and Duties.           Interpublic shall employ the Executive during the Employment Period with the title of Vice Chairman. The Executive shall report directly to the Chief Executive Officer of Interpublic and he shall split his time during the Employment Period between Chicago and New York City, as necessary to carry out his duties and responsibilities. Executive shall have the authority, duties and responsibilities commensurate with his position and title and such other duties and responsibilities (not inconsistent with his position) as are reasonably assigned to him from time to time by the Chief Executive Officer of Interpublic. During the Employment Period, the Executive shall perform faithfully and loyally and to the best of the Executive's abilities his duties hereunder, shall devote his full business time, attention and efforts to the affairs of Interpublic and the group of subsidiaries and affiliates of Interpublic and shall use his reasonable best efforts to promote the interests of Interpublic. Notwithstanding the foregoing, the Executive may engage in charitable, civic or community activities, provided that they do not interfere with the performance of the Executive's duties hereunder, and, with the prior approval of the Board, may serve as a director of any business corporation; provided that such service does not violate the terms of any of the covenants contained in Section 8 hereof."

                             3.           Effective as of August 1, 2001, Section 3(a) of the Employment Agreement is amended to provide for an annual base salary of One Million Dollars ($1,000,000) per annum.

                             4.           Section 3(b) of the Employment Agreement is deleted in its entirety and replaced with the following:

               "Executive will be eligible during the term of employment to participate in the Management Incentive Compensation Plan ("MICP"), in accordance with the terms and conditions of the Plan established from time to time. The actual award, if any, shall be determined by the Corporation and shall be based on profits of the Company, Executive's individual performance, and management discretion."

                             5.           A new Section 3(e) of the Employment Agreement shall be added as follows:

               "Executive shall be granted an award for the 2002-2004 performance period under Interpublic's Long-Term Performance Incentive Plan ("LTPIP") equal to five thousand (5,000) performance units tied to the cumulative compound profit growth of FCB/BSMG, five thousand (5,000) performance units tied to the cumulative compound profit growth of Interpublic and options under Interpublic's Stock Incentive Plan to purchase forty thousand (40,000) shares of Interpublic common stock which may not be exercised in any part prior to the end of the performance period and thereafter shall be exercisable in whole or in part."

                             6.           A new Section 3(f) of the Employment Agreement shall be added as follows:

               "Effective August 23, 2001, Executive has been granted seventy-five (75,000) shares of Interpublic Common Stock which will be subject to a five year vesting restriction. Effective January 2, 2002, Executive has been granted ten thousand (10,000) shares of Interpublic Common Stock which will be subject to a five-year vesting restriction and options to acquire thirty thousand (30,000) shares of Interpublic Common Stock."

                             7.           Effective as of August 23, 2001, a new Section 3(g) of the Employment Agreement shall be added as follows:

               "Executive has been granted options to purchase one hundred twenty-five thousand (125,000) shares of Interpublic Common Stock, which will be subject to all the terms and conditions of the Interpublic Stock Incentive Plan. Forty percent (40%) of the options will be exercisable after the third anniversary of the date of grant, thirty percent (30%) will be exercisable after the fourth anniversary and thirty percent (30%) will be exercisable after the fifth anniversary of the date of grant through the tenth anniversary of the date of grant."

                             8.           The following shall be added to Section 3(c) of the Employment Agreement:

               "Executive shall be provided with a car allowance of Ten Thousand Dollars ($10,000) per year and will be provided with garage space in New York City and Chicago. In addition, Executive will be provided with a car and a driver."

                             9.           Effective as of the date of consummation of the Merger, Section 4 of the Employment Agreement is amended as follows:
(a) by deleting the phrase, "subject to the vesting requirements set forth in subsection (d) below" from subsection (a) thereof;

               (b)     by deleting the phrases, "the vested portion of" and "with the vested portion determined in accordance with subsection (d) below" from subsection (c) thereof; and adding the following: "In addition, Executive's Stock options and restricted Stock shall continue to vest during the consulting period".

(c) by deleting subsection (d) thereof; and

(d) by renumbering subsection (e) thereof as subsection (d).

                             10.          Section 5 of the Employment Agreement is amended as of the date of the Merger by adding the following sentence at the end of the subsection (a) thereof.

               "Notwithstanding the foregoing, the Executive hereby waives any right to claim that a Qualifying Termination will occur by virtue of the Merger or any alteration of his title, position, duties and responsibilities in connection therewith, so long as the Executive serves as Vice Chairman of Interpublic following the Merger (or in such similar agreed-upon capacity) with such duties, responsibilities and authority, consistent with that position, as are assigned to the Executive from time to time by the Chief Executive Officer of Interpublic."

                             11.           Effective upon consummation of the Merger, Section 6 of the Employment Agreement is amended by deleting the phrase, "with all vesting requirements deemed to be satisfied" from subparagraph (b)(ii)(4) thereof, and by deleting the phrase, "the then vested portion of" from subparagraph (b)(iii) thereof.

                             IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 1st day of June, 2001, to be effective as of June 1, 2001.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
Name: C. Kent Kroeber
Title: Senior Vice President
Human Resources

TRUE NORTH COMMUNICATIONS, INC.

By: /s/ Nicholas J. Camera
Name: Nicholas J. Camera
Title: Director, Vice President and
Secretary

/s/ David A. Bell
David A. Bell

Exhibit 10(b)(ii)(a)

SUPPLEMENTAL AGREEMENT

                         SUPPLEMENTAL AGREEMENT made as of November 7, 2002 by and between The Interpublic Group of Companies, Inc., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and SEAN ORR (hereinafter referred to as "Executive").

W I T N E S S E T H;

                         WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of April 27, 1999 and as amended by Supplemental Agreement made as of April 1, 2000 (hereinafter referred to as the "Agreements"); and

                         WHEREAS, the Corporation and Executive desire to amend the Agreement;

                         NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                         1.        Section 3.01 of the Employment Agreement is hereby amended, effective as of June 1, 2002 so as to delete "Six Hundred Thousand Dollars ($600,000)" and substitute "Eight Hundred and Fifty Thousand Dollars ($850,000) of which One Hundred Fifty Thousand Dollars ($150,000) will be paid in the form of Executive Special Benefits Agreements ("ESBA")" entered into between Executive and the Corporation.

                         2.         Section 5.02 of the Employment Agreement is hereby amended by adding the following "Executive has been granted an award for the 2003-2005 performance period under Interpublic's Long Term Performance Incentive Plan ("LTPIP") equal to Twelve Thousand (12,000) performance units tied to the cumulative compound growth of Interpublic and options under Interpublic's Stock Incentive Plan to purchase One Hundred and Twenty Thousand (120,000) shares of Interpublic common stock which may not be exercised in any part prior to the end of the performance period and thereafter shall be exercisable in whole or in part".

                         3.         Section 5.04 of the Employment Agreement is hereby amended by adding the following "Executive has been granted an award of Fifty Thousand (50,000) restricted shares of Interpublic common stock which shares shall have a restriction period ending five years from the date of grant".

                         4.         A new Section 6.03 of the Employment Agreement is hereby added to the to read in its entirety as follows: "The Corporation shall obtain a fifteen (15) year Term Life Insurance policy on the life of Executive in the face amount of Ten Million ($10,000,000) Dollars, subject to Executive's insurability, i.e., the Corporation's ability to obtained such insurance. Annual premiums paid by the Corporation in the policy will be taxable income to Executive".

                         5.         Except as herein above amended, The Employment Agreement shall continue in full force and effect.

                         6.         This Supplemental Agreement shall be governed by the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Sean Orr
Sean Orr

Signed as of

Exhibit 10(b)(ii)(b)

SUPPLEMENTAL AGREEMENT

                         SUPPLEMENTAL AGREEMENT made as of November 7, 2002 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic"), and SEAN ORR (hereinafter referred to as "Executive").

W I T N E S S E T H:

                         WHEREAS, Interpublic and Executive are parties to certain Executive Special Benefit Agreement made as of May 1, 1999 and May 1, 2002 (hereinafter referred to collectively as the "Agreements"); and

                         WHEREAS, Interpublic and Executive desire to amend the Agreements;

                         NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreements set forth, the parties hereto, intending to be legally bound, agree as follows:

                         1.        In the event that Executive should become totally and permanently disabled the Executive will be entitled to immediately receive the full maximum benefit otherwise payable upon retirement under the Agreements. "Disability" means a condition that renders Executive completely and presumably permanently unable to perform any or every day duty of his regular occupation, in the reasonable determination of Interpublic.

                         2.        This Supplemental Agreement shall be governed by the laws of the State of New York.

                         3.        Except as hereinabove amended, the Agreement shall continue in full force and effect.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Sean Orr
Sean Orr

Signed as of

Exhibit 10(b)(ii)(c)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                         AGREEMENT made as of May 1, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and SEAN F. ORR (hereinafter referred to as "Executive").

W I T N E S S E T H:

                         WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                         WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                         NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                         1.01     For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                         1.02     The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own, this latter contingency being deemed satisfied. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by One Hundred Thousand Dollars ($100,000) if Executive is in the employ of the Corporation at that time.

                         1.03     If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Two Hundred and Sixty Thousand Dollars ($260,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter.

                         1.04     If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Two Hundred Sixty Thousand Dollars ($260,000) per annum for fifteen (15) in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                         1.05     If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-sixth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:

Last Day of Employment	Annual Rate
On or after 56th birthday but prior to 57th birthday	$182,000
On or after 57th birthday but prior to 58th birthday	$213,200
On or after 58th birthday but prior to 59th birthday	$228,800
On or after 59th birthday but prior to 60th birthday	$244,400

                         1.06     If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                         1.07     For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                         1.08     If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                         1.09     In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                         1.10     It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II
Alternative Deferred Compensation

                         2.01     If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-sixth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of One Hundred Thousand Dollars ($100,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                         2.02     The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety-six (96) months.

                         2.03     If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                         2.04     It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III
Non-solicitation of Clients or Employees

                         3.01     Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV
Assignment

                         4.01     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V
Contractual Nature of Obligation

                         5.01     The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI
Applicable Law

                         6.01     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Sean F. Orr
Sean F. Orr

Signed as of November 7, 2002

Exhibit 10(b)(v)(a)

EMPLOYMENT AGREEMENT

                         AGREEMENT made as of November 14, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware, Inc. (hereinafter referred to as "Interpublic" or the "Corporation") and NICHOLAS J. CAMERA (hereinafter referred to as "Executive").

                         In consideration of the mutual promises set forth herein the parties hereto agree as follows:

ARTICLE I
Term of Employment

                         1.01     Subject to the provisions of Article VI and Article VII, and upon the terms and subject to the conditions set forth herein, Interpublic will employ Executive beginning November 14, 2002. (The period during which Executive is employed hereunder is referred to herein as the "term of employment"). Executive will serve Interpublic during the term of employment.

ARTICLE II
Duties

                         2.01     During the term of employment Executive will:

                                    (i)         Serve as Senior Vice President, General Counsel and Secretary of Interpublic;

                                    (ii)         Use his best efforts to promote the interests of Interpublic and devote his full time and efforts to their business and affairs;

                                    (iii)         Perform such duties as Interpublic may from time to time assign to him; and

                                    (iv)         Serve in such other offices of Interpublic as he may be elected or appointed to.

ARTICLE III
Regular Compensation

                         3.01     Interpublic will compensate Executive for the duties performed by him hereunder, by payment of a base salary at the rate of Three Hundred Fifty Thousand Dollars ($350,000) per annum, of which Three Hundred Thirty Five Thousand Dollars ($335,000) shall be payable in equal installments, which Interpublic may pay at semi-monthly intervals, subject to customarily withholding for federal, state and local taxes and Fifteen Thousand Dollars ($15,000) of which shall be in the form of an Executive Special Benefits Agreement ("ESBA").

                         3.02     Interpublic may at any time increase the compensation paid to Executive under this Article III if Interpublic in its discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to Interpublic.

ARTICLE IV
Bonuses

                         4.01     Executive will be eligible during the term of employment to participate in the Management Incentive Compensation Plan ("MICP"), in accordance with the terms and conditions of the Plan established from time to time. The actual award, if any, shall be determined by Interpublic and shall be based on profits of Interpublic, Executive's individual performance, and management discretion.

                         4.02     Executive will be eligible during the term of employment to participate in certain Long-Term Performance Incentive Plans, established by the Company in accordance with the terms and conditions of the Plan established from time to time.

ARTICLE V
Other Employment Benefits

                         5.01     Executive shall be eligible to participate in such other employee benefits as are available from time to time to other key management executives of Interpublic in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions are required for participation in such benefits opportunities.

                         5.02     Employee will be entitled to annual paid time off, in accordance with Interpublic's policies and procedures, to be taken in such amounts and at such times as shall be mutually convenient for Executive and Interpublic.

                         5.03     Executive shall be reimbursed for all reasonable out-of-pocket expenses actually incurred by him in the conduct of the business Interpublic provided that Executive submits all substantiation of such expenses to Interpublic on a timely basis in accordance with standard policies of Interpublic.

ARTICLE VI
Termination

                         6.01     Interpublic may terminate the employment of Executive hereunder:

                                    (i)         By giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice or;

                                    (ii)         By giving Executive notice in writing at any time specifying a termination date less than twelve (12) months after the date on which such notice is given. In this event Executive's employment hereunder shall terminate on the date specified in such notice and Interpublic shall thereafter pay him a sum equal to the amount by which twelve (12) months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one (1) month's salary at the rate in effect at the time of such termination, with any residue in respect of a period less than one (1) month to be paid together with the last installment.

                                    (iii)         During the termination period provided in subsection (i), or in the case of a termination under subsection (ii) providing for a termination period of less than twelve (12) months, for a period of twelve (12) months after the termination notice, Executive will be entitled to receive all employee benefits accorded to him prior to termination which are made available to employees generally; provided, that such benefits shall cease upon such date that Executive accepts employment with another employer offering similar benefits.

                         6.02     Notwithstanding the provisions of Section 6.01, during the period of notice of termination, Executive will use reasonable, good faith efforts to obtain other employment reasonably comparable to his employment under this Agreement. Upon obtaining other employment (including work as a consultant, independent contractor or establishing his own business), Executive will promptly notify Interpublic, and (a) in the event that Executive's salary and other non-contingent compensation ("new compensation") payable to Executive in connection with his new employment shall equal or exceed the salary portion of the amount payable by Interpublic under Section 6.01, Interpublic shall be relieved of any obligation to make payments under Section 6.01, or (b) in the event Executive's new compensation shall be less than the salary portion of payments to be made under Section 6.01, Interpublic will pay Executive the difference between such payments and the new compensation. In the event Executive accepts employment with any company owned or controlled by Interpublic during the period in which payments are being made pursuant to Section 6.01 of this Agreement, all such payments shall cease upon commencement of such employment. Furthermore, if Executive has received a lump sum payment pursuant to Section 6.01 of this Agreement and commences employment with another company owned or controlled by Interpublic, Executive agrees to reimburse Interpublic for any portion of the payment that compensates Executive for the subsequent employment period.

                         6.03     Executive may at any time give notice in writing to Interpublic specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice. Provided, however, Interpublic may, at its option, upon receipt of such notice determine an earlier termination date. During the notice period, Executive will continue to be an employee, will assist Interpublic in the transition of his responsibilities and will be entitled to continue to receive base salary and to participate in all benefit plans for which an employee at Executive's level is eligible, but not to receive any MICP or other bonus award that might otherwise be paid during that period except as otherwise provided herein. Interpublic may require that Executive not come to work during the notice period. In no event, however, may Executive perform services for any other employer during the notice period.

                         6.04     Notwithstanding the provisions of Section 6.01, Interpublic may terminate the employment of Executive hereunder, at any time after the Commencement Date, for Cause. For purposes of this Agreement, "Cause" means any of the following:

                                    (i)         Any material breach by Executive of any material provision of this Agreement (including without limitation Sections 7.01 and 7.02 hereof) upon written notice of same by Interpublic which breach, if capable of being cured, has not been cured within fifteen (15) days after such notice (it being understood and agreed that a breach of Section 7.01 or 7.02 hereof, among others, shall be deemed not capable of being cured);

                                    (ii)         Executive's absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any (30) consecutive business days (other than account of permitted vacation or as permitted for illness, disability or authorized leave in accordance with Interpublic's policies and procedures) without the consent of the Board of Directors;

                                    (iii)         The acceptance by Executive, prior to the effective date of Executive's voluntary resignation from employment with Interpublic, of a position with another employer, without the consent of the Interpublic Board of Directors;

                                    (iv)         Misappropriation by Executive of funds or property of Interpublic or any attempt by Executive to secure any personal profit related to the business of Interpublic (other than as permitted by this Agreement) and not fairly disclosed to and approved by the Board of Directors;

                                    (v)         Fraud, dishonesty, disloyalty, gross negligence or willful misconduct on the part of Executive in the performance of his duties as an employee of Interpublic;

                                    (vi)         A felony conviction of Executive; or

                                    (vii)         Executive's engaging, during the term of employment, in activities which are prohibited by federal, state or local laws or Interpublic's policy prohibiting discrimination based on age, sex, race, religion, disability, national origin, or any other protected category; or Executive's engaging in conduct which is constituting prohibited harassment under federal, state or local law, or in violation of Interpublic's policy (including without limitation, sexual harassment).

                         Upon a termination for Cause, Interpublic shall pay Executive his salary and benefits through the date of termination of employment and Executive shall not be entitled to any bonus with respect to the year of termination, or to any other payments hereunder.

ARTICLE VII
Covenants

                         7.01     While Executive is employed hereunder by Interpublic he shall not without the prior written consent of Interpublic, which will not be unreasonably withheld, engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company.

                         7.02     Executive shall treat as confidential and keep secret the affairs of Interpublic and shall not at any time during the term of employment or thereafter, without the prior written consent of Interpublic, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than Interpublic and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of Interpublic or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder.

                         7.03     All records, papers and documents kept or made by Executive relating to the business of Interpublic or its subsidiaries or affiliates or their clients shall be and remain the property of Interpublic.

                         7.04     All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of Interpublic or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of Interpublic, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to Interpublic.

                         7.05     Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of one (1) year from such termination either: (a) directly or indirectly solicit any employee of Interpublic to leave such employ to enter the employ of Executive or of any person, firm or corporation with which Executive is then associated, or induce or encourage any such employee to leave the employment of Interpublic or to join any other company, or hire any such employee, or otherwise interfere with the relationship between Interpublic and any of its employees or (b) directly or indirectly solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the event marketing, public relations, advertising, sales promotion or market research business of any person or entity which is a client of Interpublic, or to induce any such client to cease to engage the services of Interpublic or to use the services of any entity or person that competes directly with a material business of Interpublic, where the identity of such client, or the client's need, desire or receptiveness to services offered by Interpublic is known by Executive as part of his employment with Interpublic. Executive acknowledges that these provisions are reasonable and necessary to protect Interpublic's legitimate business interests, and that these provisions do not prevent Executive from earning a living.

                         7.06     If at the time of enforcement of any provisions of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

                         7.07     Executive acknowledges that a remedy at law for any breach or attempted breach of Article VII of this Agreement will be inadequate, and agrees that Interpublic shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

                         7.08     Executive represents and warrants that neither the execution and delivery of this Employment Agreement nor the performance of Executive's services hereunder will conflict with, or result in a breach of, any agreement to which Executive is a party or by which he may be bound or affected, in particular the terms of any employment agreement to which Executive may be a party. Executive further represents and warrants that he has full right, power and authority to carry out the provisions of this Employment Agreement.

ARTICLE VIII
Arbitration

                         8.01     Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive's employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Section 11.01 hereof, and judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in the city where Executive customarily renders services to Interpublic. This Agreement shall be binding upon and enure to the benefit of the successors and assigns of Interpublic. The prevailing party in any such arbitration shall be entitled to receive attorney's fees and costs.

ARTICLE IX
Assignment

                         9.01     This Agreement shall be binding upon and enure to the benefit of the successors and assigns Interpublic. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

ARTICLE X
Agreement Entire

                         10.01     This Agreement constitutes the entire understanding between Interpublic and Executive concerning his employment by Interpublic or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and Interpublic or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. Each party hereto shall pay its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation and execution of this Agreement. This Agreement may not be changed orally.

ARTICLE XI
Applicable Law

                         11.01     The Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Sean Orr
Name: Sean Orr
Title: Executive Vice President &
Chief Financial Officer

/s/ Nicholas J. Camera
Nicholas J. Camera

Signed as of

Exhibit 10(b)(v)(c)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                                 AGREEMENT made as of December 1, 1995, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and NICHOLAS J. CAMERA (hereinafter referred to as "Executive").

W I T N E S S E T H:

                                 WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                                 WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                                 NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                                 1.01     For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                                 1.02     The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by $15,000.00 if Executive is in the employ of the Corporation at that time.

                                 1.03     If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Thirty-Six Thousand Dollars ($36,000) per annum for fifteen years following Executive's death, such payments to be made on January 15 of each of the fifteen years beginning with the year following the year in which Executive dies.

                                 1.04     If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Thirty-Six Thousand Dollars ($36,000) per annum for fifteen years beginning with the calandar month following Executive's last day of employment, such payments to be made in equal monthly installments.

                                 1.05     If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-sixth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:
Last Day of Employment	Annual Rate
On or after 56th birthday but prior to 57th birthday	$23,040
On or after 57th birthday but prior to 58th birthday	$27,360
On or after 58th birthday but prior to 59th birthday	$31,680
On or after 59th birthday but prior to 60th birthday	$33,840
On or after 60th birthday but prior to 61st birthday	$36,000

                                 1.06     If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                                 1.07     For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                                 1.08     If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                                 1.09     In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                                 1.10     It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II
Alternative Deferred Compensation

                                 2.01     If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-sixth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Fifteen Thousand Dollars ($15,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                                 2.02     The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments.

                                 2.03     If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                                 2.04     It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III
Non-solicitation of Clients or Employees

                                 3.01     Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of one year either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any Corporation or other enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV
Assignment

                                 4.01     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V
Contractual Nature of Obligation

                                 5.01     The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI
Applicable Law

                                 6.01     This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

By: /s/ Nicholas J. Camera
Nicholas J. Camera

Exhibit 10(b)(vii)(a)

SUPPLEMENTAL AGREEMENT

                        SUPPLEMENTAL AGREEMENT made as of November 14, 2002 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and THOMAS DOWLING ("Executive").

W I T N E S S E T H:

                        WHEREAS, Interpublic and Executive are parties to an Employment Agreement made as of November, 1999 (hereinafter referred to as the "Agreement"); and

                        WHEREAS, Interpublic and Executive desire to amend the Agreement;

                        NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                        1.         Paragraph 7.01(i) and (ii) of the Agreement are hereby amended, effective as of the date hereof, by deleting "six (6) months" wherever it is referred to therein and substituting "twelve (12) months" in all cases therefor.

                        Except as hereinabove amended, the Agreement shall continue in full force and effect.

                        This Supplemental Agreement shall be governed by the laws of the State of New York, applicable to contracts made and fully to be performed therein.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Sean Orr
Name: Sean Orr

/s/ Thomas Dowling
Thomas Dowling

Signed as of

Exhibit 10(b)(vii)(b)

SUPPLEMENTAL AGREEMENT

                        SUPPLEMENTAL AGREEMENT made as of October 1, 2002 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and THOMAS DOWLING ("Executive").

W I T N E S S E T H:

                        WHEREAS, Interpublic and Executive are parties to an Employment Agreement made as of November 1999 (hereinafter referred to as the "Agreement"); and

                        WHEREAS, Interpublic and Executive desire to amend the Agreement;

                        NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

1. Paragraph 2.01(iii) of the Agreement is hereby amended, by adding "and Chief Risk Officer" following "Vice President, General Auditor".

              2.           Paragraph 3.01 of the Agreement is hereby amended by deleting "Two Hundred Twenty-Five Thousand Dollars ($225,000) per annum" and substituting "Three Hundred Fifty Thousand Dollars ($350,000) per annum" and adding" an additional Twenty-Five Thousand Dollars ($25,000) in the form of an Executive Special Benefits Agreement ("ESBA").

3. A new Section 5.04 is hereby added to the Agreement to read in its entirety as follows:

              "As soon as administratively feasible after full execution of this Supplemental Agreement, Interpublic will use its best efforts to have the Compensation Committee of its Board of Directors ("Committee") grant to Executive twenty thousand (20,000) shares of Interpublic Common Stock which will be subject to a five-year vesting restriction.

4. Section 7.01 of the Agreement is hereby amended by deleting all references to six (6) months therefrom and substituting twenty-four (24) months in all cases therefor.

                        Except as hereinabove amended, the Agreement shall continue in full force and effect.

                        This Supplemental Agreement shall be governed by the laws of the State of New York, applicable to contracts made and fully to be performed therein.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
Name: C. Kent Kroeber
Title: Senior Vice President
Human Resources

/s/ Thomas Dowling
Thomas Dowling

Exhibit 10(b)(viii)(a)

EMPLOYMENT AGREEMENT

                            AGREEMENT made as of November 18, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware, Inc. (hereinafter referred to as "Interpublic") and BRIAN BROOKS (hereinafter referred to as "Executive").

                            In consideration of the mutual promises set forth herein the parties hereto agree as follows:

ARTICLE I
Term of Employment

                            1.01        Subject to the provisions of Article VII and Article VIII, and upon the terms and subject to the conditions set forth herein, Interpublic will employ Executive beginning November 18, 2002 ("Commencement Date") and continuing thereafter subject to termination as set forth herein. (The period during which Executive is employed hereunder is referred to herein as the "term of employment"). Executive will serve Interpublic during the term of employment.

ARTICLE II
Duties

                            2.01        During the term of employment Executive will:

                                          (i)          Serve as Executive Vice President of Human Resources of Interpublic;

                                          (ii)         Use his best efforts to promote the interests of Interpublic and devote his full time and efforts to their business and affairs;

                                          (iii)        Perform such duties as Interpublic may from time to time assign to him; and

                                          (iv)        Serve in such other offices of Interpublic as he may be elected or appointed to.

ARTICLE III
Regular Compensation

                            3.01        Interpublic will compensate Executive for the duties performed by him hereunder, by payment of a base salary at the rate of Four Hundred and Twenty Thousand Dollars ($420,000) per annum, which Interpublic may pay at semi-monthly intervals, subject to customarily withholding for federal, state and local taxes and One Hundred and Fifty Thousand Dollars ($150,000) in the form of an Executive Special Benefit Agreement ("ESBA") to be entered into between Interpublic and Executive.

                            3.02        Interpublic may at any time increase the compensation paid to Executive under this Article III if Interpublic in its discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to Interpublic.

ARTICLE IV
Bonuses

                            4.01       Executive will be eligible during the term of employment to participate in the Management Incentive Compensation Plan ("MICP"), in accordance with the terms and conditions of the Plan established from time to time. Executive shall be eligible to receive MICP awards up to one hundred percent (100%) of his base salary, but the actual award, if any, shall be determined by Interpublic and shall be based on profits of Interpublic, Executive's individual performance, and management discretion.

                            4.02       As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Compensation Committee of its Board of Directors ("Committee") grant Executive an award for the 2002-2004 performance period under Interpublic's Long-Term Performance Incentive Plan ("LTPIP") equal to Four Thousand (4,000) performance units tied to the cumulative compound profit growth of Interpublic and options under Interpublic's Stock Incentive Plan to purchase Sixteen Thousand (16,000) shares of Interpublic common stock which may not be exercised in any part prior to the end of the performance period and thereafter shall be exercisable in whole or in part.

                            4.03        As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee, grant Executive an award for the 2003-2005 performance period under LTPIP equal to Four Thousand (4,000) performance units tied to the cumulative compound profit growth of Interpublic and options under Interpublic's Stock Incentive Plan to purchase Sixteen Thousand (16,000) shares of Interpublic common stock which may not be exercised in any part prior to the end of the performance period and thereafter shall be exercisable in whole or in part.

                            4.04       Upon full execution of this Agreement, Executive shall be entitled to receive a sign on bonus of Two Hundred Fifty Thousand Dollars ($250,000).

ARTICLE V
Interpublic Stock

                            5.01       As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant to Executive, an award of Thirty Thousand (30,000) shares of Interpublic Common Stock which will be subject to the following restriction period, assuming Executive's continued employment under this Agreement, 4,800 shares shall be released at the end of Executive's first year of employment (i.e. November, 2003); 3,900 shares shall be released at the end of Executive's second year of employment (i.e. November 2004) and 21,300 shares shall be released at the end of Executive's third year of employment (i.e. November 2005).

                            5.02       As soon as administratively feasible after full execution of this Agreement, Interpublic will use its best efforts to have the Committee grant Executive options to purchase Forty Thousand (40,000) shares of Interpublic Common Stock, which will be subject to all the terms and conditions of the Interpublic Stock Incentive Plan. Forty percent (40%) of the options will be exercisable after the third anniversary of the date of the grant, thirty percent (30%) will be exercisable after the fourth anniversary of the date of the grant and thirty percent (30%) will be exercisable after the fifth anniversary of the date of grant through the tenth anniversary of the date of the grant.

                            5.03       Assuming Executive's continued employment under this Agreement, Interpublic will use its best efforts to have the Committee grant additional restricted shares and options as follows: 2,400 restricted shares and 4,800 options at the end of Executive's first year of employment (i.e. November, 2003); 1,950 restricted shares and 3,900 options at the end of Executive's second year of employment (i.e. November 2004) and 10,650 restricted shares and 21,300 at the end of Executive's third year of employment (i.e. November 2005).

ARTICLE VI
Other Employment Benefits

                            6.01       Executive shall be eligible to participate in such other employee benefits as are available from time to time to other key management executives of Interpublic in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions are required for participation in such benefits opportunities.

                            6.02       Executive will be entitled to annual paid time off, in accordance with Interpublic's policies and procedures, to be taken in such amounts and at such times as shall be mutually convenient for Executive and Interpublic.

                            6.03       Executive shall be reimbursed for all reasonable out-of-pocket expenses actually incurred by him in the conduct of the business Interpublic provided that Executive submits all substantiation of such expenses to Interpublic on a timely basis in accordance with standard policies of Interpublic.

                            6.04       Executive shall be entitled to an automobile allowance of Ten Thousand Dollars ($10,000) per annum, payable in accordance with Interpublic's standard policies and procedures.

ARTICLE VII
Termination

                            7.01       Interpublic may terminate the employment of Executive hereunder:

                                          (i)          By giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event Executive's employment hereunder shall terminate on the date specified in such notice or;

                                          (ii)         By giving Executive notice in writing at any time specifying a termination date less than twelve (12) months after the date on which such notice is given. In this event Executive's employment hereunder shall terminate on the date specified in such notice and Interpublic shall thereafter pay him a sum equal to the amount by which twelve (12) months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one (1) month's salary at the rate in effect at the time of such termination, with any residue in respect of a period less than one (1) month to be paid together with the last installment.

                                          (ii)         During the termination period provided in subsection (i), or in the case of a termination under subsection (ii) providing for a termination period of less than twelve (12) months, for a period of twelve (12) months after the termination notice, Executive will be entitled to receive all employee benefits accorded to him prior to termination which are made available to employees generally; provided, that such benefits shall cease upon such date that Executive accepts employment with another employer offering similar benefits.

                            7.02       Notwithstanding the provisions of Section 7.01, during the period of notice of termination, Executive will use reasonable, good faith efforts to obtain other employment reasonably comparable to his employment under this Agreement. Upon obtaining other employment (including work as a consultant, independent contractor or establishing his own business), Executive will promptly notify Interpublic, and (a) in the event that Executive's salary and other non-contingent compensation ("new compensation") payable to Executive in connection with his new employment shall equal or exceed the salary portion of the amount payable by Interpublic under Section 7.01, Interpublic shall be relieved of any obligation to make payments under Section 7.01, or (b) in the event Executive's new compensation shall be less than the salary portion of payments to be made under Section 7.01, Interpublic will pay Executive the difference between such payments and the new compensation. In the event Executive accepts employment with any company owned or controlled by Interpublic during the period in which payments are being made pursuant to Section 7.01 of this Agreement, all such payments shall cease upon commencement of such employment. Furthermore, if Executive has received a lump sum payment pursuant to Section 7.01 of this Agreement and commences employment with another company owned or controlled by Interpublic, Executive agrees to reimburse Interpublic for any portion of the payment that compensates Executive for the subsequent employment period.

                            7.03       Executive may at any time give notice in writing to Interpublic specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice. Provided, however, Interpublic may, at its option, upon receipt of such notice determine an earlier termination date. During the notice period, Executive will continue to be an employee, will assist Interpublic in the transition of his responsibilities and will be entitled to continue to receive base salary and to participate in all benefit plans for which an employee at Executive's level is eligible, but not to receive any MICP or other bonus award that might otherwise be paid during that period except as otherwise provided herein. Interpublic may require that Executive not come to work during the notice period. In no event, however, may Executive perform services for any other employer during the notice period.

                            7.04       Notwithstanding the provisions of Section 7.01, Interpublic may terminate the employment of Executive hereunder, at any time after the Commencement Date, for Cause. For purposes of this Agreement, "Cause" means any of the following:

                            (i)           Any material breach by Executive of any material provision of this Agreement (including without limitation Sections 8.01 and 8.02 hereof) upon written notice of same by Interpublic which breach, if capable of being cured, has not been cured within fifteen (15) days after such notice (it being understood and agreed that a breach of Section 8.01 or 8.02 hereof, among others, shall be deemed not capable of being cured);

                            (ii)          Executive's absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any (30) consecutive business days (other than account of permitted vacation or as permitted for illness, disability or authorized leave in accordance with Interpublic's policies and procedures) without the consent of the Board of Directors;

                            (iii)         The acceptance by Executive, prior to the effective date of Executive's voluntary resignation from employment with Interpublic, of a position with another employer, without the consent of the Interpublic Board of Directors;

                            (iv)         Misappropriation by Executive of funds or property of Interpublic or any attempt by Executive to secure any personal profit related to the business of Interpublic (other than as permitted by this Agreement) and not fairly disclosed to and approved by the Board of Directors;

                            (v)          Fraud, dishonesty, disloyalty, gross negligence or willful misconduct on the part of Executive in the performance of his duties as an employee of Interpublic;

                            (vi)         A felony conviction of Executive; or

                            (vii)        Executive's engaging, during the term of employment, in activities which are prohibited by federal, state or local laws or Interpublic's policy prohibiting discrimination based on age, sex, race, religion, disability, national origin, or any other protected category; or Executive's engaging in conduct which is constituting prohibited harassment under federal, state or local law, or in violation of Interpublic's policy (including without limitation, sexual harassment).

                            Upon a termination for Cause, Interpublic shall pay Executive his salary through the date of termination of employment and Executive shall not be entitled to any bonus with respect to the year of termination, or to any other payments hereunder.

ARTICLE VIII
Covenants

                            8.01        While Executive is employed hereunder by Interpublic he shall not without the prior written consent of Interpublic, which will not be unreasonably withheld, engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company.

                            8.02       Executive shall treat as confidential and keep secret the affairs of Interpublic and shall not at any time during the term of employment or thereafter, without the prior written consent of Interpublic, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than Interpublic and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of Interpublic or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder.

                            8.03       All records, papers and documents kept or made by Executive relating to the business of Interpublic or its subsidiaries or affiliates or their clients shall be and remain the property of Interpublic.

                            8.04       All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of Interpublic or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of Interpublic, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to Interpublic.

                            8.05       Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of one (1) year from such termination either: (a) directly or indirectly solicit any employee of Interpublic to leave such employ to enter the employ of Executive or of any person, firm or corporation with which Executive is then associated, or induce or encourage any such employee to leave the employment of Interpublic or to join any other company, or hire any such employee, or otherwise interfere with the relationship between Interpublic and any of its employees or (b) directly or indirectly solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the event marketing, public relations, advertising, sales promotion or market research business of any person or entity which is a client of Interpublic, or to induce any such client to cease to engage the services of Interpublic or to use the services of any entity or person that competes directly with a material business of Interpublic, where the identity of such client, or the client's need, desire or receptiveness to services offered by Interpublic is known by Executive as part of his employment with Interpublic. Executive acknowledges that these provisions are reasonable and necessary to protect Interpublic's legitimate business interests, and that these provisions do not prevent Executive from earning a living.

                            8.06       If at the time of enforcement of any provisions of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

                            8.07       Executive acknowledges that a remedy at law for any breach or attempted breach of Article VIII of this Agreement will be inadequate, and agrees that Interpublic shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

                            8.08       Executive represents and warrants that neither the execution and delivery of this Employment Agreement nor the performance of Executive's services hereunder will conflict with, or result in a breach of, any agreement to which Executive is a party or by which he may be bound or affected, in particular the terms of any employment agreement to which Executive may be a party. Executive further represents and warrants that he has full right, power and authority to carry out the provisions of this Employment Agreement.

ARTICLE IX
Assignment

                            9.01       This Agreement shall be binding upon and enure to the benefit of the successors and assigns Interpublic. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

ARTICLE X
Agreement Entire

                            10.01       This Agreement constitutes the entire understanding between Interpublic and Executive concerning his employment by Interpublic or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and Interpublic or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. Each party hereto shall pay its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation and execution of this Agreement. This Agreement may not be changed orally.

ARTICLE XI
Applicable Law

                            11.01       The Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
Name: C. Kent Kroeber
Title: Senior Vice President
Human Resources

/s/ Brian Brooks
Brian Brooks

Exhibit 10(b)(viii)(b)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                               AGREEMENT made as of November 18, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and BRIAN BROOKS (hereinafter referred to as "Executive").

W I T N E S S E T H:

                               WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                               WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                               NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                               1.01        For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                               1.02        The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by One Hundred Fifty Thousand Dollars ($150,000) if Executive is in the employ of the Corporation at that time.

                               1.03        If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Five Hundred Thousand Dollars ($500,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installment thereafter.

                               1.04        If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Five Hundred Thousand Dollars ($500,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                               1.05        If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-fifth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:

Last Day of Employment	Annual Rate
On or after 55th birthday but prior to 56th birthday	$375,000
On or after 56th birthday but prior to 57th birthday	$400,000
On or after 57th birthday but prior to 58th birthday	$425,000
On or after 58th birthday but prior to 59th birthday	$450,000
On or after 59th birthday but prior to 60th birthday	$475,000

                               1.06        If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                               1.07        For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                               1.08        If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                               1.09        In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                               1.10        It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II
Alternative Deferred Compensation

                               2.01        If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date after November 18, 2003 but prior to Executive's fifty-fifth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, Five Hundred Thousand Dollars ($500,000) and in addition, a sum computed at the rate of One Hundred Fifty Thousand Dollars ($150,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement. However, in the event of a termination prior to November 18, 2003, Executive shall receive the sum of Five Hundred Thousand Dollars ($500,000) and in addition, shall receive a portion of the annual deferral set forth in Section 1.02, pro-rated from the preceding November 18 through the date of termination.

                               2.02        The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety-six (96) months.

                               2.03        If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                               2.04        It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III
Non-solicitation of Clients or Employees

                               3.01        Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV
Assignment

                               4.01        This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V
Contractual Nature of Obligation

                               5.01        The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI
Applicable Law

                               6.01        This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Brian Brooks
Brian Brooks

Exhibit 10(b)(x)(a)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                             AGREEMENT made as of January 1, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and GUNNAR WILMOT (hereinafter referred to as "Executive").

W I T N E S S E T H:

                             WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                             WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                             NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                             1.01      For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                             1.02      The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Thirty Thousand Dollars ($30,000) if Executive is in the employ of the Corporation at that time.

                             1.03      If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Sixty Six Thousand Dollars ($66,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter.

                             1.04       If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Sixty Six Thousand Dollars ($66,000) per annum for fifteen (15) in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                             1.05       If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-eighth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:
Last Day of Employment	Annual Rate
On or after 58th birthday but prior to 59th birthday	$54,120
On or after 59th birthday but prior to 60th birthday	$62,040

                             1.06      If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                             1.07      For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                             1.08      If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                             1.09      In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                             1.10      It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II
Alternative Deferred Compensation

                             2.01      If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-eighth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Thirty Thousand Dollars ($30,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                             2.02       The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety-six (96) months.

                             2.03       If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                             2.04      It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III
Non-solicitation of Clients or Employees

                             3.01      Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV
Assignment

                             4.01      This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V
Contractual Nature of Obligation

                             5.01      The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI
Applicable Law

                             6.01      This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

By: /s/ Gunnar Wilmot
Name: Gunnar Wilmot

Exhibit 10(b)(xii)(a)

EMPLOYMENT AGREEMENT

                            AGREEMENT made as of November 14, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware, Inc. (hereinafter referred to as "Interpublic" or the "Corporation") and SUSAN WATSON (hereinafter referred to as "Executive").

                             In consideration of the mutual promises set forth herein the parties hereto agree as follows:

ARTICLE I
Term of Employment

                            1.01       Subject to the provisions of Article VI and Article VII, and upon the terms and subject to the conditions set forth herein, Interpublic will employ Executive beginning November 14, 2002. (The period during which Executive is employed hereunder is referred to herein as the "term of employment"). Executive will serve Interpublic during the term of employment.

ARTICLE II
Duties

                            2.01       During the term of employment Executive will:

                                           (i)         Serve as Senior Vice President, Investor Relations of Interpublic,

                                           (ii)        Use her best efforts to promote the interests of Interpublic and devote her full time and efforts to their business and affairs;

                                           (iii)       Perform such duties as Interpublic may from time to time assign to her; and

                                           (iv)       Serve in such other offices of Interpublic as she may be elected or appointed to.

ARTICLE III
Regular Compensation

                            3.01       Interpublic will compensate Executive for the duties performed by her hereunder, by payment of a base salary at the rate of Two Hundred Seventy Five Thousand Dollars ($275,000) per annum, payable in equal installments, which Interpublic may pay at semi-monthly intervals, subject to customarily withholding for federal, state and local taxes.

                            3.02       Interpublic may at any time increase the compensation paid to Executive under this Article III if Interpublic in its discretion shall deem it advisable so to do in order to compensate her fairly for services rendered to Interpublic.

ARTICLE IV
Bonuses

                            4.01              Executive will be eligible during the term of employment to participate in the Management Incentive Compensation Plan ("MICP"), in accordance with the terms and conditions of the Plan established from time to time. The actual award, if any, shall be determined by Interpublic and shall be based on profits of Interpublic, Executive's individual performance, and management discretion.

                            4.02              Executive will be eligible during the term of employment to participate in certain Long-Term Performance Incentive Plans, established by the Company in accordance with the terms and conditions of the Plan established from time to time.

ARTICLE V
Other Employment Benefits

                            5.01              Executive shall be eligible to participate in such other employee benefits as are available from time to time to other key management executives of Interpublic in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions are required for participation in such benefits opportunities.

                            5.02              Employee will be entitled to annual paid time off, in accordance with Interpublic's policies and procedures, to be taken in such amounts and at such times as shall be mutually convenient for Executive and Interpublic.

                            5.03              Executive shall be reimbursed for all reasonable out-of-pocket expenses actually incurred by her in the conduct of the business Interpublic provided that Executive submits all substantiation of such expenses to Interpublic on a timely basis in accordance with standard policies of Interpublic.

ARTICLE VI
Termination

                            6.01              Interpublic may terminate the employment of Executive hereunder:
                                          (i)          By giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event her employment hereunder shall terminate on the date specified in such notice or;

                                          (ii)          By giving Executive notice in writing at any time specifying a termination date less than twelve (12) months after the date on which such notice is given. In this event Executive's employment hereunder shall terminate on the date specified in such notice and Interpublic shall thereafter pay her a sum equal to the amount by which twelve (12) months salary at her then current rate exceeds the salary paid to her for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one (1) month's salary at the rate in effect at the time of such termination, with any residue in respect of a period less than one (1) month to be paid together with the last installment.

                                          (iii)          During the termination period provided in subsection (i), or in the case of a termination under subsection (ii) providing for a termination period of less than twelve (12) months, for a period of twelve (12) months after the termination notice, Executive will be entitled to receive all employee benefits accorded to her prior to termination which are made available to employees generally; provided, that such benefits shall cease upon such date that Executive accepts employment with another employer offering similar benefits.

                            6.02              Notwithstanding the provisions of Section 6.01, during the period of notice of termination, Executive will use reasonable, good faith efforts to obtain other employment reasonably comparable to her employment under this Agreement. Upon obtaining other employment (including work as a consultant, independent contractor or establishing her own business), Executive will promptly notify Interpublic, and (a) in the event that Executive's salary and other non-contingent compensation ("new compensation") payable to Executive in connection with her new employment shall equal or exceed the salary portion of the amount payable by Interpublic under Section 6.01, Interpublic shall be relieved of any obligation to make payments under Section 6.01, or (b) in the event Executive's new compensation shall be less than the salary portion of payments to be made under Section 6.01, Interpublic will pay Executive the difference between such payments and the new compensation. In the event Executive accepts employment with any company owned or controlled by Interpublic during the period in which payments are being made pursuant to Section 6.01 of this Agreement, all such payments shall cease upon commencement of such employment. Furthermore, if Executive has received a lump sum payment pursuant to Section 6.01 of this Agreement and commences employment with another company owned or controlled by Interpublic, Executive agrees to reimburse Interpublic for any portion of the payment that compensates Executive for the subsequent employment period.

                            6.03              Executive may at any time give notice in writing to Interpublic specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event her employment hereunder shall terminate on the date specified in such notice. Provided, however, Interpublic may, at its option, upon receipt of such notice determine an earlier termination date. During the notice period, Executive will continue to be an employee, will assist Interpublic in the transition of her responsibilities and will be entitled to continue to receive base salary and to participate in all benefit plans for which an employee at Executive's level is eligible, but not to receive any MICP or other bonus award that might otherwise be paid during that period except as otherwise provided herein. Interpublic may require that Executive not come to work during the notice period. In no event, however, may Executive perform services for any other employer during the notice period.

                            6.04              Notwithstanding the provisions of Section 6.01, Interpublic may terminate the employment of Executive hereunder, at any time after the Commencement Date, for Cause. For purposes of this Agreement, "Cause" means any of the following:

                                          (i)          Any material breach by Executive of any material provision of this Agreement (including without limitation Sections 7.01 and 7.02 hereof) upon written notice of same by Interpublic which breach, if capable of being cured, has not been cured within fifteen (15) days after such notice (it being understood and agreed that a breach of Section 7.01 or 7.02 hereof, among others, shall be deemed not capable of being cured);

                                          (ii)          Executive's absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any (30) consecutive business days (other than account of permitted vacation or as permitted for illness, disability or authorized leave in accordance with Interpublic's policies and procedures) without the consent of the Board of Directors;

                                          (iii)          The acceptance by Executive, prior to the effective date of Executive's voluntary resignation from employment with Interpublic, of a position with another employer, without the consent of the Interpublic Board of Directors;

                                          (iv)          Misappropriation by Executive of funds or property of Interpublic or any attempt by Executive to secure any personal profit related to the business of Interpublic (other than as permitted by this Agreement) and not fairly disclosed to and approved by the Board of Directors;

                                          (v)          Fraud, dishonesty, disloyalty, gross negligence or willful misconduct on the part of Executive in the performance of her duties as an employee of Interpublic;

                                          (vi)          A felony conviction of Executive; or

                                          (vii)          Executive's engaging, during the term of employment, in activities which are prohibited by federal, state or local laws or Interpublic's policy prohibiting discrimination based on age, sex, race, religion, disability, national origin, or any other protected category; or Executive's engaging in conduct which is constituting prohibited harassment under federal, state or local law, or in violation of Interpublic's policy (including without limitation, sexual harassment).

                                           Upon a termination for Cause, Interpublic shall pay Executive her salary and benefits through the date of termination of employment and Executive shall not be entitled to any bonus with respect to the year of termination, or to any other payments hereunder.

ARTICLE VII
Covenants

                            7.01              While Executive is employed hereunder by Interpublic she shall not without the prior written consent of Interpublic, which will not be unreasonably withheld, engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that she may continue to own or may hereafter acquire any securities of any class of any publicly-owned company.

                            7.02              Executive shall treat as confidential and keep secret the affairs of Interpublic and shall not at any time during the term of employment or thereafter, without the prior written consent of Interpublic, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than Interpublic and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of Interpublic or its subsidiaries or affiliates or their clients and obtained by her in the course of her employment hereunder.

                            7.03              All records, papers and documents kept or made by Executive relating to the business of Interpublic or its subsidiaries or affiliates or their clients shall be and remain the property of Interpublic.

                            7.04              7.04 All articles invented by Executive, processes discovered by her, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by her pertaining to the business of Interpublic or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of Interpublic, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to Interpublic.

                            7.05              Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of one (1) year from such termination either: (a) directly or indirectly solicit any employee of Interpublic to leave such employ to enter the employ of Executive or of any person, firm or corporation with which Executive is then associated, or induce or encourage any such employee to leave the employment of Interpublic or to join any other company, or hire any such employee, or otherwise interfere with the relationship between Interpublic and any of its employees or (b) directly or indirectly solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the event marketing, public relations, advertising, sales promotion or market research business of any person or entity which is a client of Interpublic, or to induce any such client to cease to engage the services of Interpublic or to use the services of any entity or person that competes directly with a material business of Interpublic, where the identity of such client, or the client's need, desire or receptiveness to services offered by Interpublic is known by Executive as part of her employment with Interpublic. Executive acknowledges that these provisions are reasonable and necessary to protect Interpublic's legitimate business interests, and that these provisions do not prevent Executive from earning a living.

                            7.06              If at the time of enforcement of any provisions of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

                            7.07              Executive acknowledges that a remedy at law for any breach or attempted breach of Article VII of this Agreement will be inadequate, and agrees that Interpublic shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

                            7.08              Executive represents and warrants that neither the execution and delivery of this Employment Agreement nor the performance of Executive's services hereunder will conflict with, or result in a breach of, any agreement to which Executive is a party or by which he may be bound or affected, in particular the terms of any employment agreement to which Executive may be a party. Executive further represents and warrants that she has full right, power and authority to carry out the provisions of this Employment Agreement.

ARTICLE VIII
Arbitration

                            8.01              Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive's employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Section 11.01 hereof, and judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in the city where Executive customarily renders services to Interpublic. This Agreement shall be binding upon and enure to the benefit of the successors and assigns of Interpublic. The prevailing party in any such arbitration shall be entitled to receive attorney's fees and costs.

ARTICLE IX
Assignment

                            9.01              This Agreement shall be binding upon and enure to the benefit of the successors and assigns Interpublic. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by her shall be void.

ARTICLE X
Agreement Entire

                            10.01              This Agreement constitutes the entire understanding between Interpublic and Executive concerning her employment by Interpublic or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and Interpublic or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. Each party hereto shall pay its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation and execution of this Agreement. This Agreement may not be changed orally.

ARTICLE XI
Applicable Law

                            11.01              The Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Sean Orr
Name: Sean Orr
Title: Executive Vice President &
Chief Financial Officer

/s/ Susan Watson
Susan Watson

Signed as of

Exhibit 10(b)(xiii)(a)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                             AGREEMENT made as of January 1, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and STEVEN BERNS (hereinafter referred to as "Executive").

W I T N E S S E T H:

                             WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                             WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                             NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                             1.01       For purposes of this Agreement the "Accrual Term" shall mean the period of ninety-six (96) months beginning on the date of this Agreement and ending on the day preceding the eighth anniversary hereof or on such earlier date on which Executive shall cease to be in the employ of the Corporation.

                             1.02       The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement and Executive's satisfactory completion of a physical examination in connection with an insurance policy on the life of Executive which Interpublic or its assignee (other than Executive) proposes to obtain and own. Effective at the end of the Accrual Term, Executive's annual compensation will be increased by Forty Thousand Dollars ($40,000) if Executive is in the employ of the Corporation at that time.

                             1.03       If, during the Accrual Term or thereafter during a period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Two Hundred and Twenty Eight Thousand Dollars ($228,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installments thereafter.

                             1.04       If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Two Hundred and Twenty Eight Thousand Dollars ($228,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                             1.05       If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-fifth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:

Last Day of Employment	Annual Rate
On or after 55th birthday but prior to 56th birthday	$159,600
On or after 56th birthday but prior to 57th birthday	$173,280
On or after 57th birthday but prior to 58th birthday	$186,960
On or after 58th birthday but prior to 59th birthday	$200,640
On or after 59th birthday but prior to 60th birthday	$214,320

                             1.06       If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.04 or Section 1.05, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.07 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                             1.07       For purposes of Sections 1.03, 1.04 and 1.05, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                             1.08       If Executive shall die while in the employ of the Corporation, no sum shall be payable pursuant to Sections 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                             1.09       In connection with the life insurance policy referred to in Section 1.02, Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.03, 1.04, 1.05, 1.06, 2.01, 2.02 or 2.03.

                             1.10       It is expressly agreed that Interpublic or its assignee (other than Executive) shall at all times be the sole and complete owner and beneficiary of the life insurance policy referred to in Sections 1.02 and 1.09, shall have the unrestricted right to use all amounts and exercise all options and privileges thereunder without the knowledge or consent of Executive or Executive's designated beneficiary or any other person and that neither Executive nor Executive's designated beneficiary nor any other person shall have any right, title or interest, legal or equitable, whatsoever in or to such policy.

ARTICLE II
Alternative Deferred Compensation

                             2.01       If Executive shall, for any reason other than death, cease to be employed by the Corporation on a date prior to Executive's fifty-fifth birthday, the Corporation shall, in lieu of any payment pursuant to Article I of this Agreement, compensate Executive by payment, at the times and in the manner specified in Section 2.02, of a sum computed at the rate of Forty Thousand Dollars ($40,000) per annum for each full year and proportionate amount for any part year from the date of this Agreement to the date of such termination during which Executive is in the employ of the Corporation. Such payment shall be conditional upon Executive's compliance with all the terms and conditions of this Agreement.

                             2.02       The aggregate compensation payable under Section 2.01 shall be paid in equal consecutive monthly installments commencing with the first month in which Executive is no longer in the employ of the Corporation and continuing for a number of months equal to the number of months which have elapsed from the date of this Agreement to the commencement date of such payments, up to a maximum of ninety-six (96) months.

                             2.03       If Executive dies while receiving payments in accordance with the provisions of Section 2.02, any installments payable in accordance with the provisions of Section 2.02 less any amounts previously paid Executive in accordance therewith, shall be paid to the Executor of the Will or the Administrator of the Estate of Executive.

                             2.04       It is understood that none of the payments made in accordance with this Agreement shall be considered for purposes of determining benefits under the Interpublic Pension Plan, nor shall such sums be entitled to credits equivalent to interest under the Plan for Credits Equivalent to Interest on Balances of Deferred Compensation Owing under Employment Agreements adopted effective as of January 1, 1974 by Interpublic.

ARTICLE III
Non-solicitation of Clients or Employees

                             3.01       Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE IV
Assignment

                             4.01       This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE V
Contractual Nature of Obligation

                             5.01       The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE VI
Applicable Law

                             6.01       This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ Steven Berns
Steven Berns

Signed as of 1/1/03

Exhibit 10(b)(xiv)(a)

EMPLOYMENT AGREEMENT

                            AGREEMENT made as of November 14, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware, Inc. (hereinafter referred to as "Interpublic" or the "Corporation") and RICHARD SNEEDER (hereinafter referred to as "Executive").

                             In consideration of the mutual promises set forth herein the parties hereto agree as follows:

ARTICLE I
Term of Employment

                             1.01       Subject to the provisions of Article VI and Article VII, and upon the terms and subject to the conditions set forth herein, Interpublic will employ Executive beginning November 14, 2002. (The period during which Executive is employed hereunder is referred to herein as the "term of employment"). Executive will serve Interpublic during the term of employment.

ARTICLE II
Duties

                             2.01       During the term of employment Executive will:

                                           (i)           Serve as Controller of Interpublic,
                                           (ii)          Use his best efforts to promote the interests of Interpublic and devote his full time and efforts to their business and affairs;
                                           (iii)         Perform such duties as Interpublic may from time to time assign to him; and
                                           (iv)         Serve in such other offices of Interpublic as he may be elected or appointed to.

ARTICLE III
Regular Compensation

                             3.01       Interpublic will compensate Executive for the duties performed by him hereunder, by payment of a base salary at the rate of Two Hundred Fifty Thousand Dollars ($250,000) per annum, payable in equal installments, which Interpublic may pay at semi-monthly intervals, subject to customarily withholding for federal, state and local taxes.

                             3.02       Interpublic may at any time increase the compensation paid to Executive under this Article III if Interpublic in its discretion shall deem it advisable so to do in order to compensate him fairly for services rendered to Interpublic.

ARTICLE IV
Bonuses

                             4.01       Executive will be eligible during the term of employment to participate in the Management Incentive Compensation Plan ("MICP"), in accordance with the terms and conditions of the Plan established from time to time. The actual award, if any, shall be determined by Interpublic and shall be based on profits of Interpublic, Executive's individual performance, and management discretion.

                             4.02       Executive will be eligible during the term of employment to participate in certain Long-Term Performance Incentive Plans, established by the Company in accordance with the terms and conditions of the Plan established from time to time.

ARTICLE V
Other Employment Benefits

                             5.01       Executive shall be eligible to participate in such other employee benefits as are available from time to time to other key management executives of Interpublic in accordance with the then-current terms and conditions established by Interpublic for eligibility and employee contributions are required for participation in such benefits opportunities.

                             5.02       Employee will be entitled to annual paid time off, in accordance with Interpublic's policies and procedures, to be taken in such amounts and at such times as shall be mutually convenient for Executive and Interpublic.

                             5.03       Executive shall be reimbursed for all reasonable out-of-pocket expenses actually incurred by him in the conduct of the business Interpublic provided that Executive submits all substantiation of such expenses to Interpublic on a timely basis in accordance with standard policies of Interpublic.

ARTICLE VI
Termination

                             6.01       Interpublic may terminate the employment of Executive hereunder:

                                           (i)           By giving Executive notice in writing at any time specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice or;

                                           (ii)          By giving Executive notice in writing at any time specifying a termination date less than twelve (12) months after the date on which such notice is given. In this event Executive's employment hereunder shall terminate on the date specified in such notice and Interpublic shall thereafter pay him a sum equal to the amount by which twelve (12) months salary at his then current rate exceeds the salary paid to him for the period from the date on which such notice is given to the termination date specified in such notice. Such payment shall be made during the period immediately following the termination date specified in such notice, in successive equal monthly installments each of which shall be equal to one (1) month's salary at the rate in effect at the time of such termination, with any residue in respect of a period less than one (1) month to be paid together with the last installment.

                                           (iii)         During the termination period provided in subsection (i), or in the case of a termination under subsection (ii) providing for a termination period of less than twelve (12) months, for a period of twelve (12) months after the termination notice, Executive will be entitled to receive all employee benefits accorded to him prior to termination which are made available to employees generally; provided, that such benefits shall cease upon such date that Executive accepts employment with another employer offering similar benefits.

                             6.02       Notwithstanding the provisions of Section 6.01, during the period of notice of termination, Executive will use reasonable, good faith efforts to obtain other employment reasonably comparable to his employment under this Agreement. Upon obtaining other employment (including work as a consultant, independent contractor or establishing his own business), Executive will promptly notify Interpublic, and (a) in the event that Executive's salary and other non-contingent compensation ("new compensation") payable to Executive in connection with his new employment shall equal or exceed the salary portion of the amount payable by Interpublic under Section 6.01, Interpublic shall be relieved of any obligation to make payments under Section 6.01, or (b) in the event Executive's new compensation shall be less than the salary portion of payments to be made under Section 6.01, Interpublic will pay Executive the difference between such payments and the new compensation. In the event Executive accepts employment with any company owned or controlled by Interpublic during the period in which payments are being made pursuant to Section 6.01 of this Agreement, all such payments shall cease upon commencement of such employment. Furthermore, if Executive has received a lump sum payment pursuant to Section 6.01 of this Agreement and commences employment with another company owned or controlled by Interpublic, Executive agrees to reimburse Interpublic for any portion of the payment that compensates Executive for the subsequent employment period.

                             6.03       Executive may at any time give notice in writing to Interpublic specifying a termination date not less than twelve (12) months after the date on which such notice is given, in which event his employment hereunder shall terminate on the date specified in such notice. Provided, however, Interpublic may, at its option, upon receipt of such notice determine an earlier termination date. During the notice period, Executive will continue to be an employee, will assist Interpublic in the transition of his responsibilities and will be entitled to continue to receive base salary and to participate in all benefit plans for which an employee at Executive's level is eligible, but not to receive any MICP or other bonus award that might otherwise be paid during that period except as otherwise provided herein. Interpublic may require that Executive not come to work during the notice period. In no event, however, may Executive perform services for any other employer during the notice period.

                             6.04       Notwithstanding the provisions of Section 6.01, Interpublic may terminate the employment of Executive hereunder, at any time after the Commencement Date, for Cause. For purposes of this Agreement, "Cause" means any of the following:

                             (i)           Any material breach by Executive of any material provision of this Agreement (including without limitation Sections 7.01 and 7.02 hereof) upon written notice of same by Interpublic which breach, if capable of being cured, has not been cured within fifteen (15) days after such notice (it being understood and agreed that a breach of Section 7.01 or 7.02 hereof, among others, shall be deemed not capable of being cured);

                             (ii)          Executive's absence from duty for a period of time exceeding fifteen (15) consecutive business days or twenty (20) out of any (30) consecutive business days (other than account of permitted vacation or as permitted for illness, disability or authorized leave in accordance with Interpublic's policies and procedures) without the consent of the Board of Directors;

                             (iii)         The acceptance by Executive, prior to the effective date of Executive's voluntary resignation from employment with Interpublic, of a position with another employer, without the consent of the Interpublic Board of Directors;

                             (iv)         Misappropriation by Executive of funds or property of Interpublic or any attempt by Executive to secure any personal profit related to the business of Interpublic (other than as permitted by this Agreement) and not fairly disclosed to and approved by the Board of Directors;

                             (v)          Fraud, dishonesty, disloyalty, gross negligence or willful misconduct on the part of Executive in the performance of his duties as an employee of Interpublic;

                             (vi)         A felony conviction of Executive; or

                             (vii)        Executive's engaging, during the term of employment, in activities which are prohibited by federal, state or local laws or Interpublic's policy prohibiting discrimination based on age, sex, race, religion, disability, national origin, or any other protected category; or Executive's engaging in conduct which is constituting prohibited harassment under federal, state or local law, or in violation of Interpublic's policy (including without limitation, sexual harassment).

                             Upon a termination for Cause, Interpublic shall pay Executive his salary and benefits through the date of termination of employment and Executive shall not be entitled to any bonus with respect to the year of termination, or to any other payments hereunder.

ARTICLE VII
Covenants

                             7.01       While Executive is employed hereunder by Interpublic he shall not without the prior written consent of Interpublic, which will not be unreasonably withheld, engage, directly or indirectly, in any other trade, business or employment, or have any interest, direct or indirect, in any other business, firm or corporation; provided, however, that he may continue to own or may hereafter acquire any securities of any class of any publicly-owned company.

                             7.02        Executive shall treat as confidential and keep secret the affairs of Interpublic and shall not at any time during the term of employment or thereafter, without the prior written consent of Interpublic, divulge, furnish or make known or accessible to, or use for the benefit of, anyone other than Interpublic and its subsidiaries and affiliates any information of a confidential nature relating in any way to the business of Interpublic or its subsidiaries or affiliates or their clients and obtained by him in the course of his employment hereunder.

                             7.03        All records, papers and documents kept or made by Executive relating to the business of Interpublic or its subsidiaries or affiliates or their clients shall be and remain the property of Interpublic.

                             7.04        All articles invented by Executive, processes discovered by him, trademarks, designs, advertising copy and art work, display and promotion materials and, in general, everything of value conceived or created by him pertaining to the business of Interpublic or any of its subsidiaries or affiliates during the term of employment, and any and all rights of every nature whatever thereto, shall immediately become the property of Interpublic, and Executive will assign, transfer and deliver all patents, copyrights, royalties, designs and copy, and any and all interests and rights whatever thereto and thereunder to Interpublic.

                             7.05        Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of one (1) year from such termination either: (a) directly or indirectly solicit any employee of Interpublic to leave such employ to enter the employ of Executive or of any person, firm or corporation with which Executive is then associated, or induce or encourage any such employee to leave the employment of Interpublic or to join any other company, or hire any such employee, or otherwise interfere with the relationship between Interpublic and any of its employees or (b) directly or indirectly solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the event marketing, public relations, advertising, sales promotion or market research business of any person or entity which is a client of Interpublic, or to induce any such client to cease to engage the services of Interpublic or to use the services of any entity or person that competes directly with a material business of Interpublic, where the identity of such client, or the client's need, desire or receptiveness to services offered by Interpublic is known by Executive as part of his employment with Interpublic. Executive acknowledges that these provisions are reasonable and necessary to protect Interpublic's legitimate business interests, and that these provisions do not prevent Executive from earning a living.

                             7.06        If at the time of enforcement of any provisions of this Agreement, a court shall hold that the duration, scope or area restriction of any provision hereof is unreasonable under circumstances now or then existing, the parties hereto agree that the maximum duration, scope or area reasonable under the circumstances shall be substituted by the court for the stated duration, scope or area.

                             7.07        Executive acknowledges that a remedy at law for any breach or attempted breach of Article VII of this Agreement will be inadequate, and agrees that Interpublic shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

                             7.08        Executive represents and warrants that neither the execution and delivery of this Employment Agreement nor the performance of Executive's services hereunder will conflict with, or result in a breach of, any agreement to which Executive is a party or by which he may be bound or affected, in particular the terms of any employment agreement to which Executive may be a party. Executive further represents and warrants that he has full right, power and authority to carry out the provisions of this Employment Agreement.

ARTICLE VIII
Arbitration

                             8.01       Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, including claims involving alleged legally protected rights, such as claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended, and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claim arising because of Executive's employment, termination of employment or otherwise, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Section 11.01 hereof, and judgement upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall take place in the city where Executive customarily renders services to Interpublic. This Agreement shall be binding upon and enure to the benefit of the successors and assigns of Interpublic. The prevailing party in any such arbitration shall be entitled to receive attorney's fees and costs.

ARTICLE IX
Assignment

                             9.01       This Agreement shall be binding upon and enure to the benefit of the successors and assigns Interpublic. Neither this Agreement nor any rights hereunder shall be assignable by Executive and any such purported assignment by him shall be void.

ARTICLE X
Agreement Entire

                             10.01      This Agreement constitutes the entire understanding between Interpublic and Executive concerning his employment by Interpublic or any of its parents, affiliates or subsidiaries and supersedes any and all previous agreements between Executive and Interpublic or any of its parents, affiliates or subsidiaries concerning such employment, and/or any compensation or bonuses. Each party hereto shall pay its own costs and expenses (including legal fees) incurred in connection with the preparation, negotiation and execution of this Agreement. This Agreement may not be changed orally.

ARTICLE XI
Applicable Law

                             11.01      The Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Sean Orr
Name: Sean Orr
Title: Executive Vice President &
Chief Financial Officer

/s/ Richard Sneeder
Richard Sneeder

Signed as of

Exhibit 10(b)(xiv)(b)

EXECUTIVE SEVERANCE AGREEMENT

                             This AGREEMENT ("Agreement") dated November 14, 2002 by and between The Interpublic Group of Companies, Inc. ("Interpublic"), a Delaware corporation (Interpublic and its subsidiaries being referred to herein collectively as the "Company"), and Richard P. Sneeder, Jr. (the "Executive").

W I T N E S S E T H

                             WHEREAS, the Company recognizes the valuable services that the Executive has rendered thereto and desires to be assured that the Executive will continue to attend to the business and affairs of the Company without regard to any potential or actual change of control of Interpublic;

                             WHEREAS, the Executive is willing to continue to serve the Company but desires assurance that he will not be materially disadvantaged by a change of control of Interpublic; and

                             WHEREAS, the Company is willing to accord such assurance provided that, should the Executive's employment be terminated consequent to a change of control, he will not for a period thereafter engage in certain activities that could be detrimental to the Company;

                             NOW, THEREFORE, in consideration of the Executive's continued service to the Company and the mutual agreements herein contained, Interpublic and the Executive hereby agree as follows:

ARTICLE I
RIGHT TO PAYMENTS

                             Section 1.1.  Triggering Events.  If Interpublic undergoes a Change of Control, the Company shall make payments to the Executive as provided in article II of this Agreement. If, within two years following a Change of Control, either (a) the Company terminates the Executive other than by means of a termination for Cause or for death or (b) the Executive resigns for a Good Reason (either of which events shall constitute a "Qualifying Termination"), the Company shall make payments to the Executive as provided in article III hereof.

                             Section 1.2.  Change of Control.  A Change of Control of Interpublic shall be deemed to have occurred if (a) any person (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act")), other than Interpublic or any of its majority-controlled subsidiaries, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 30 percent or more of the combined voting power of Interpublic's then outstanding voting securities; (b) a tender offer or exchange offer (other than an offer by Interpublic or a majority-controlled subsidiary), pursuant to which 30 percent or more of the combined voting power of Interpublic's then outstanding voting securities was purchased, expires; (c) the stockholders of Interpublic approve an agreement to merge or consolidate with another corporation (other than a majority-controlled subsidiary of Interpublic) unless Interpublic's shareholders immediately before the merger or consolidation are to own more than 70 percent of the combined voting power of the resulting entity's voting securities; (d) Interpublic's stockholders approve an agreement (including, without limitation, a plan of liquidation) to sell or otherwise dispose of all or substantially all of the business or assets of Interpublic; or (e) during any period of two consecutive years, individuals who, at the beginning of such period, constituted the Board of Directors of Interpublic cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by Interpublic's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. However, no Change of Control shall be deemed to have occurred by reason of any transaction in which the Executive, or a group of persons or entities with which the Executive acts in concert, acquires, directly or indirectly, more than 30 percent of the common stock or the business or assets of Interpublic.

                             Section 1.3.  Termination for Cause.  Interpublic shall have Cause to terminate the Executive for purposes of Section 1.1 of this Agreement only if, following the Change of Control, the Executive (a) engages in conduct that constitutes a felony under the laws of the United States or a state or country in which he works or resides and that results or was intended to result, directly or indirectly, in the personal enrichment of the Executive at the Company's expense; (b) refuses (except by reason of incapacity due to illness or injury) to make a good faith effort to substantially perform his duties with the Company on a full-time basis and continues such refusal for 15 days following receipt of notice from the Company that his effort is deficient; or (c) deliberately and materially breaches any agreement between himself and the Company and fails to remedy that breach within 30 days following notification thereof by the Company. If the Company has Cause to terminate the Executive, it may in fact terminate him for Cause for purposes of section 1.1 hereof if (a) it notifies the Executive of such Cause, (b) it gives him reasonable opportunity to appear before a majority of Interpublic's Board of Directors to respond to the notice of Cause and (c) a majority of the Board of Directors subsequently votes to terminate him.

                             Section 1.4.  Resignation for Good Reason.  The Executive shall have a Good Reason for resigning only if (a) the Company fails to elect the Executive to, or removes him from, any office of the Company, including without limitation membership on any Board of Directors, that the Executive held immediately prior to the Change of Control; (b) the Company reduces the Executive's rate of regular cash and fully vested deferred base compensation ("Regular Compensation") from that which he earned immediately prior to the Change of Control or fails to increase it within 12 months following the Change of Control by (in addition to any increase pursuant to section 2.2 hereof) at least the average of the rates of increase in his Regular Compensation during the four consecutive 12-month periods immediately prior to the Change of Control (or, if fewer, the number of 12-month periods immediately prior to the Change of Control during which the Executive was continuously employed by the Company); (c) the Company fails to provide the Executive with fringe benefits and/or bonus plans, such as stock option, stock purchase, restricted stock, life insurance, health, accident, disability, incentive, bonus, pension and profit sharing plans ("Benefit or Bonus Plans"), that, in the aggregate, (except insofar as the Executive has waived his rights thereunder pursuant to article II hereof) are as valuable to him as those that he enjoyed immediately prior to the Change of Control; (d) the Company fails to provide the Executive with an annual number of paid vacation days at least equal to that to which he was entitled immediately prior to the Change of Control; (e) the Company breaches any agreement between it and the Executive (including this Agreement); (f) without limitation of the foregoing clause (e), the Company fails to obtain the express assumption of this Agreement by any successor of the Company as provided in section 6.3 hereof; (g) the Company attempts to terminate the Executive for Cause without complying with the provisions of section 1.3 hereof; (h) the Company requires the Executive, without his express written consent, to be based in an office outside of the office in which Executive is based on the date hereof or to travel substantially more extensively than he did prior to the Change of Control; or (i) the Executive determines in good faith that the Company has, without his consent, effected a significant change in his status within, or the nature or scope of his duties or responsibilities with, the Company that obtained immediately prior to the Change of Control (including but not limited to, subjecting the Executive's activities and exercise of authority to greater immediate supervision than existed prior to the Change of Control); provided, however, that no event designated in clauses (a) through (i) of this sentence shall constitute a Good Reason unless the Executive notifies Interpublic that the Company has committed an action or inaction specified in clauses (a) through (i) (a "Covered Action") and the Company does not cure such Covered Action within 30 days after such notice, at which time such Good Reason shall be deemed to have arisen. Notwithstanding the immediately preceding sentence, no action by the Company shall give rise to a Good Reason if it results from the Executive's termination for Cause or death or from the Executive's resignation for other than a Good Reason, and no action by the Company specified in clauses (a) through (i) of the preceding sentence shall give rise to a Good Reason if it results from the Executive's Disability. If the Executive has a Good Reason to resign, he may in fact resign for a Good Reason for purposes of section 1.1 of this Agreement by, within 30 days after the Good Reason arises, giving Interpublic a minimum of 30 and a maximum of 90 days advance notice of the date of his resignation.

                             Section 1.5.  Disability.  For all purposes of this Agreement, the term "Disability" shall have the same meaning as that term has in the Interpublic Long-Term Disability Plan.

ARTICLE II
PAYMENTS UPON A CHANGE OF CONTROL

                             Section 2.1.  Elections by the Executive.  If the Executive so elects prior to a Change of Control, the Company shall pay him, within 30 days following the Change of Control, cash amounts in respect of certain Benefit or Bonus Plans or deferred compensation arrangements designated in sections 2.2 through 2.4 hereof ("Plan Amounts"). The Executive may make an election with respect to the Benefit or Bonus Plans or deferred compensation arrangements covered under any one or more of sections 2.2 through 2.4, but an election with respect to any such section shall apply to all Plan Amounts that are specified therein. Each election shall be made by notice to Interpublic on a form satisfactory to Interpublic and, once made, may be revoked by such notice on such form at any time prior to a Change of Control. If the Executive elects to receive payments under a section of this article II, he shall, upon receipt of such payments, execute a waiver, on a form satisfactory to Interpublic, of such rights as are indicated in that section. If the Executive does not make an election under this article with respect to a Benefit or Bonus Plan or deferred compensation arrangement, his rights to receive payments in respect thereof shall be governed by the Plan or arrangement itself.

                             Section 2.2.  ESBA.  The Plan Amount in respect of all Executive Special Benefit Agreements ("ESBA's") between the Executive and Interpublic shall consist of an amount equal to the present discounted values, using the Discount Rate designated in section 5.8 hereof as of the date of the Change of Control, of all payments that the Executive would have been entitled to receive under the ESBA's if he had terminated employment with the Company on the day immediately prior to the Change of Control. Upon receipt of the Plan Amount in respect of the ESBA's, the Executive shall waive any rights that he may have to payments under the ESBA's. If the Executive makes an election pursuant to, and executes the waiver required under, this section 2.2, his Regular Compensation shall be increased as of the date of the Change of Control at an annual rate equal to the sum of the annual rates of deferred compensation in lieu of which benefits are provided the Executive under any ESBA the Accrual Term for which (as defined in the ESBA) includes the date of the Change of Control.

                             Section 2.3.  MICP.  The Plan Amount in respect of the Company's Management Incentive Compensation Plans ("MICP") and/or the 2002 Performance Incentive Plan ("2002 PIP") shall consist of an amount equal to the sum of all amounts awarded to the Executive under, but deferred pursuant to, the MICP and/or the 2002 PIP as of the date of the Change of Control and all amounts equivalent to interest creditable thereon up to the date that the Plan Amount is paid. Upon receipt of that Plan Amount, the Executive shall waive his rights to receive any amounts under the MICP and/or the 2002 PIP that were deferred prior to the Change of Control and any interest equivalents thereon.

                             Section 2.4.  Deferred Compensation.  The Plan Amount in respect of deferred compensation (other than amounts referred to in other sections of this article II) shall be an amount equal to all compensation from the Company that the Executive has earned and agreed to defer (other than through the Interpublic Savings Plan pursuant to Section 401(k) of the Internal Revenue Code (the "Code")) but has not received as of the date of the Change of Control, together with all amounts equivalent to interest creditable thereon through the date that the Plan Amount is paid. Upon receipt of this Plan Amount, the Executive shall waive his rights to receive any deferred compensation that he earned prior to the date of the Change of Control and any interest equivalents thereon.

                             Section 2.5.  Stock Incentive Plans.  The effect of a Change of Control on the rights of the Executive with respect to options and restricted shares awarded to him under the Interpublic 1986 Stock Incentive Plan, the 1996 Stock Incentive Plan, the 1997 Performance Incentive Plan and the 2002 Performance Incentive Plan, shall be governed by those Plans and not by this Agreement.

ARTICLE III
PAYMENTS UPON QUALIFYING TERMINATION

                             Section 3.1.  Basic Severance Payment.  In the event that the Executive is subjected to a Qualifying Termination within two years after a Change of Control, the Company shall pay the Executive within 30 days after the effective date of his Qualifying Termination (his "Termination Date") a cash amount equal to his Base Amount times the number designated in Section 5.9 of this Agreement (the "Designated Number"). The Executive's Base Amount shall equal the average of the Executive's Includable Compensation for the two whole calendar years immediately preceding the date of the Change of Control (or, if the Executive was employed by the Company for only one of those years, his Includable Compensation for that year). The Executive's Includable Compensation for a calendar year shall consist of (a) the compensation reported by the Company on the Form W-2 that it filed with the Internal Revenue Service for that year in respect of the Executive or which would have been reported on such form but for the fact that Executive's services were performed outside of the United States, plus (b) any compensation payable to the Executive during that year the receipt of which was deferred at the Executive's election or by employment agreement to a subsequent year, minus (c) any amounts included on the Form W-2 (or which would have been included if Executive had been employed in the United States) that represented either (i) amounts in respect of a stock option or restricted stock plan of the Company or (ii) payments during the year of amounts payable in prior years but deferred at the Executive's election or by employment agreement to a subsequent year. The compensation referred to in clause (b) of the immediately preceding sentence shall include, without limitation, amounts initially payable to the Executive under the MICP or a Long-Term Performance Incentive Plan or the 2002 PIP in that year but deferred to a subsequent year, the amount of deferred compensation for the year in lieu of which benefits are provided the Executive under an ESBA and amounts of Regular Compensation earned by the Executive during the year but deferred to a subsequent year (including amounts deferred under Interpublic Savings Plan pursuant to Section 401(k) of the Code); clause (c) of such sentence shall include, without limitation, all amounts equivalent to interest paid in respect of deferred amounts and all amounts of Regular Compensation paid during the year but earned in a prior year and deferred.

                             Section 3.2.  MICP Supplement.  The Company shall also pay the Executive within 30 days after his Termination Date a cash amount equal to (a) in the event that the Executive received an award under the MICP (or the Incentive Award program applicable outside the United States) or the 2002 PIP ("Incentive Award") in respect of the year immediately prior to the year that includes the Termination Date (the latter year constituting the "Termination Year"), the amount of that award multiplied by the fraction of the Termination Year preceding the Termination Date or (b) in the event that the Executive did not receive an MICP award (or an Incentive Award) in respect of the year immediately prior to the Termination Year, the amount of the MICP award (or Incentive Award) that Executive received in respect of the second year immediately prior to the Termination Year multiplied by one plus the fraction of the Termination Year preceding the Termination Date.

ARTICLE IV
TAX MATTERS

                             Section 4.1.  Withholding.  The Company may withhold from any amounts payable to the Executive hereunder all federal, state, city or other taxes that the Company may reasonably determine are required to be withheld pursuant to any applicable law or regulation, but, if the Executive has made the election provided in section 4.2 hereof, the Company shall not withhold amounts in respect of the excise tax imposed by Section 4999 of the Code or its successor.

                             Section 4.2.  Disclaimer.  If the Executive so agrees prior to a Change of Control by notice to the Company in form satisfactory to the Company, the amounts payable to the Executive under this Agreement but not yet paid thereto shall be reduced to the largest amounts in the aggregate that the Executive could receive, in conjunction with any other payments received or to be received by him from any source, without any part of such amounts being subject to the excise tax imposed by Section 4999 of the Code or its successor. The amount of such reductions and their allocation among amounts otherwise payable to the Executive shall be determined either by the Company or by the Executive in consultation with counsel chosen (and compensated) by him, whichever is designated by the Executive in the aforesaid notice to the Company (the "Determining Party"). If, subsequent to the payment to the Executive of amounts reduced pursuant to this section 4.2, the Determining Party should reasonably determine, or the Internal Revenue Service should assert against the party other than the Determining Party, that the amount of such reductions was insufficient to avoid the excise tax under Section 4999 (or the denial of a deduction under Section 280G of the Code or its successor), the amount by which such reductions were insufficient shall, upon notice to the other party, be deemed a loan from the Company to the Executive that the Executive shall repay to the Company within one year of such reasonable determination or assertion, together with interest thereon at the applicable federal rate provided in section 7872 of the Code or its successor. However, such amount shall not be deemed a loan if and to the extent that repayment thereof would not eliminate the Executive's liability for any Section 4999 excise tax.

ARTICLE V
COLLATERAL MATTERS

                             Section 5.l.  Nature of Payments.  All payments to the Executive under this Agreement shall be considered either payments in consideration of his continued service to the Company, severance payments in consideration of his past services thereto or payments in consideration of the covenant contained in section 5.l0 hereof. No payment hereunder shall be regarded as a penalty to the Company.

                             Section 5.2.  Legal Expenses.  The Company shall pay all legal fees and expenses that the Executive may incur as a result of the Company's contesting the validity, the enforceability or the Executive's interpretation of, or determinations under, this Agreement. Without limitation of the foregoing, Interpublic shall, prior to the earlier of (a) 30 days after notice from the Executive to Interpublic so requesting or (b) the occurrence of a Change of Control, provide the Executive with an irrevocable letter of credit in the amount of $100,000 from a bank satisfactory to the Executive against which the Executive may draw to pay legal fees and expenses in connection with any attempt to enforce any of his rights under this Agreement. Said letter of credit shall not expire before 10 years following the date of this Agreement.

                             Section 5.3.  Mitigation.  The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement either by seeking other employment or otherwise. The amount of any payment provided for herein shall not be reduced by any remuneration that the Executive may earn from employment with another employer or otherwise following his Termination Date.

                             Section 5.4.  Setoff for Debts.  The Company may reduce the amount of any payment due the Executive under article III of this Agreement by the amount of any debt owed by the Executive to the Company that is embodied in a written instrument, that is due to be repaid as of the due date of the payment under this Agreement and that the Company has not already recovered by setoff or otherwise.

                             Section 5.5.  Coordination with Employment Contract.  Payments to the Executive under article III of this Agreement shall be in lieu of any payments for breach of any employment contract between the Executive and the Company to which the Executive may be entitled by reason of a Qualifying Termination, and, before making the payments to the Executive provided under article III hereof, the Company may require the Executive to execute a waiver of any rights that he may have to recover payments in respect of a breach of such contract as a result of a Qualifying Termination. If the Executive has a Good Reason to resign and does so by providing the notice specified in the last sentence of section l.4 of this Agreement, he shall be deemed to have satisfied any notice requirement for resignation, and any service requirement following such notice, under any employment contract between the Executive and the Company.

                             Section 5.6.  Benefit of Bonus Plans.  Except as otherwise provided in this Agreement or required by law, the Company shall not be compelled to include the Executive in any of its Benefit or Bonus Plans following the Executive's Termination Date, and the Company may require the Executive, as a condition to receiving the payments provided under article III hereof, to execute a waiver of any such rights. However, said waiver shall not affect any rights that the Executive may have in respect of his participation in any Benefit or Bonus Plan prior to his Termination Date.

                             Section 5.7.  Funding.  Except as provided in section 5.2 of this Agreement, the Company shall not be required to set aside any amounts that may be necessary to satisfy its obligations hereunder. The Company's potential obligations to make payments to the Executive under this Agreement are solely contractual ones, and the Executive shall have no rights in respect of such payments except as a general and unsecured creditor of the Company.

                             Section 5.8.  Discount Rate.  For purposes of this Agreement, the term "Discount Rate" shall mean the applicable Federal short-term rate determined under Section 1274(d) of the Code or its successor. If such rate is no longer determined, the Discount Rate shall be the yield on 2-year Treasury notes for the most recent period reported in the most recent issue of the Federal Reserve Bulletin or its successor, or, if such rate is no longer reported therein, such measure of the yield on 2-year Treasury notes as the Company may reasonably determine.

                             Section 5.9.  Designated Number.  For purposes of this Agreement, the Designated Number shall be two (2.0).

                             Section 5.10.  Covenant of Executive.  In the event that the Executive undergoes a Qualifying Termination that entitles him to any payment under article III of this Agreement, he shall not, for 18 months following his Termination Date, either (a) solicit any employee of Interpublic or a majority-controlled subsidiary thereof to leave such employ and enter into the employ of the Executive or any person or entity with which the Executive is associated or (b) solicit or handle on his own behalf or on behalf of any person or entity with which he is associated the advertising, public relations, sales promotion or market research business of any advertiser that is a client of Interpublic or a majority-controlled subsidiary thereof as of the Termination Date. Without limitation of any other remedies that the Company may pursue, the Company may enforce its rights under this section 5.l0 by means of injunction. This section shall not limit any other right or remedy that the Company may have under applicable law or any other agreement between the Company and the Executive.

ARTICLE VI
GENERAL PROVISIONS

                             Section 6.l.  Term of Agreement.  This Agreement shall terminate upon the earliest of (a) the expiration of five years from the date of this Agreement if no Change of Control has occurred during that period; (b) the termination of the Executive's employment with the Company for any reason prior to a Change of Control; (c) the Company's termination of the Executive's employment for Cause or death, the Executive's compulsory retirement within the provisions of 29 U.S.C. Section 631(c) (or, if Executive is not a citizen or resident of the United States, compulsory retirement under any applicable procedure of the Company in effect immediately prior to the change of control) or the Executive's resignation for other than Good Reason, following a Change of Control and the Company's and the Executive's fulfillment of all of their obligations under this Agreement; and (d) the expiration following a Change of Control of the Designated Number plus three years and the fulfillment by the Company and the Executive of all of their obligations hereunder.

                             Section 6.2.  Governing Law.  Except as otherwise expressly provided herein, this Agreement and the rights and obligations hereunder shall be construed and enforced in accordance with the laws of the State of New York.

                             Section 6.3.  Successors to the Company.  This Agreement shall inure to the benefit of Interpublic and its subsidiaries and shall be binding upon and enforceable by Interpublic and any successor thereto, including, without limitation, any corporation or corporations acquiring directly or indirectly all or substantially all of the business or assets of Interpublic whether by merger, consolidation, sale or otherwise, but shall not otherwise be assignable by Interpublic. Without limitation of the foregoing sentence, Interpublic shall require any successor (whether direct or indirect, by merger, consolidation, sale or otherwise) to all or substantially all of the business or assets of Interpublic, by agreement in form satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent as Interpublic would have been required to perform it if no such succession had taken place. As used in this agreement, "Interpublic" shall mean Interpublic as heretofore defined and any successor to all or substantially all of its business or assets that executes and delivers the agreement provided for in this section 6.3 or that becomes bound by this Agreement either pursuant to this Agreement or by operation of law.

                             Section 6.4.  Successor to the Executive.  This Agreement shall inure to the benefit of and shall be binding upon and enforceable by the Executive and his personal and legal representatives, executors, administrators, heirs, distributees, legatees and, subject to section 6.5 hereof, his designees ("Successors"). If the Executive should die while amounts are or may be payable to him under this Agreement, references hereunder to the "Executive" shall, where appropriate, be deemed to refer to his Successors.

                             Section 6.5.  Nonalienability.  No right of or amount payable to the Executive under this Agreement shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, hypothecation, encumbrance, charge, execution, attachment, levy or similar process or (except as provided in section 5.4 hereof) to setoff against any obligation or to assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall be void. However, this section 6.5 shall not prohibit the Executive from designating one or more persons, on a form satisfactory to the Company, to receive amounts payable to him under this Agreement in the event that he should die before receiving them.

                             Section 6.6.  Notices.  All notices provided for in this Agreement shall be in writing. Notices to Interpublic shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to The Interpublic Group of Companies, Inc., l27l Avenue of the Americas, New York, New York l0020, attention: Corporate Secretary. Notices to the Executive shall be deemed given when personally delivered or sent by certified or registered mail or overnight delivery service to the last address for the Executive shown on the records of the Company. Either Interpublic or the Executive may, by notice to the other, designate an address other than the foregoing for the receipt of subsequent notices.

                             Section 6.7.  Amendment.  No amendment of this Agreement shall be effective unless in writing and signed by both the Company and the Executive.

                             Section 6.8.  Waivers.  No waiver of any provision of this Agreement shall be valid unless approved in writing by the party giving such waiver. No waiver of a breach under any provision of this Agreement shall be deemed to be a waiver of such provision or any other provision of this Agreement or any subsequent breach. No failure on the part of either the Company or the Executive to exercise, and no delay in exercising, any right or remedy conferred by law or this Agreement shall operate as a waiver of such right or remedy, and no exercise or waiver, in whole or in part, of any right or remedy conferred by law or herein shall operate as a waiver of any other right or remedy.

                             Section 6.9.  Severability.  If any provision of this Agreement shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall not affect any other provision of this Agreement or part thereof, each of which shall remain in full force and effect.

                             Section 6.l0.  Captions.  The captions to the respective articles and sections of this Agreement are intended for convenience of reference only and have no substantive significance.

                             Section 6.11.  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single instrument.

                             IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Sean F. Orr
Sean F. Orr

/s/ Richard P. Sneeder, Jr
Richard P. Sneeder, Jr

Exhibit 10(b)(xv)(a)

SUPPLEMENTAL AGREEMENT

                            SUPPLEMENTAL AGREEMENT made as of November 7, 2002 by and between The Interpublic Group of Companies, Inc., a corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and JOHN J. DOONER, JR. (hereinafter referred to as "Executive").

W I T N E S S E T H;

                            WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of January 1, 1994 as amended by Supplemental Agreements made as of July 1, 1995, September 1, 1997 and April 1, 2000 (hereinafter referred collectively as the "Employment Agreement"); and

                            WHEREAS, the Corporation and Executive desire to amend the Agreement;

                            NOW, THEREFORE, in consideration of the mutual promises herein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

                            1.            A new Section 3.03 of the Employment Agreement is hereby added to read in its entirety as follows: "Executive has been granted an award for the 2003-2005 performance period under Interpublic's Long Term Performance Incentive Plan ("LTPIP") equal to Twenty Thousand (20,000) performance units tied to the cumulative compound growth of Interpublic and options under Interpublic's Stock Incentive Plan to purchase Three Hundred Thousand (300,000) shares of Interpublic common stock which may not be exercised in any part prior to the end of the performance period and thereafter shall be exercisable in whole or in part. Subject to the terms of the Corporation's Performance Incentive Plan, the Committee approved certain non-forfeiture provisions in connection with Executive's grant, in the event Executive's employment is terminated by the Corporation without cause.

                            3.            A new Section 3.04 of the Employment Agreement is hereby added to read in its entirety as follows: "The Corporation shall obtain a ten (10) year Term Life Insurance policy on the life of Executive in the face amount of Ten Million ($10,000,000) Dollars. Annual premiums paid by the Corporation in the policy will be taxable income to Executive".

                            4.            Except as herein above amended, the Employment Agreement shall continue in full force and effect.

                            5.            This Supplemental Agreement shall be governed by the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ John J. Dooner
John J. Dooner

Signed as of

Exhibit 10(b)(xv)(b)

SUPPLEMENTAL AGREEMENT

                            SUPPLEMENTAL AGREEMENT made as of November 7, 2002 by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic"), and JOHN J. DOONER , JR. (hereinafter referred to as "Executive").

W I T N E S S E T H:

                            WHEREAS, Interpublic and Executive are parties to certain Executive Special Benefit Agreements made as of July 1, 1986 and as amended by Supplemental Agreement made as of May 23, 1990 and Executive Benefit Agreements made as of July 1, 1992 and June 1, 1994 (hereinafter collectively referred to as the "Agreements"); and

                            WHEREAS, Interpublic and Executive desire to amend the Agreements;

                            NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreements set forth, the parties hereto, intending to be legally bound, agree as follows:

                            1.           In the event that Executive should become totally and permanently disabled Executive will be entitled to immediately receive the full maximum benefit otherwise payable upon retirement under the Agreements. "Disability" means a condition that renders Executive completely and presumably permanently unable to perform any or every day duty of his regular occupation, in the reasonable determination of Interpublic.

                            2.           This Supplemental Agreement shall be governed by the laws of the State of New York.

                            3.           Except as hereinabove amended, the Agreement shall continue in full force and effect.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ John J. Dooner
John J. Dooner

Signed as of

Exhibit 10(b)(xv)(c)

EXECUTIVE SPECIAL BENEFIT AGREEMENT

                             AGREEMENT made as of May 20, 2002, by and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a corporation of the State of Delaware (hereinafter referred to as "Interpublic") and JOHN J. DOONER, JR. (hereinafter referred to as "Executive").

W I T N E S S E T H:

                             WHEREAS, Executive is in the employ of Interpublic and/or one or more of its subsidiaries (Interpublic and its subsidiaries being hereinafter referred to collectively as the "Corporation"); and

                             WHEREAS, Interpublic and Executive desire to enter into an Executive Special Benefit Agreement which shall be supplementary to any employment agreement or arrangement which Executive now or hereinafter may have with respect to Executive's employment by Interpublic or any of its subsidiaries;

                             NOW, THEREFORE, in consideration of the mutual promises herein set forth, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I
Death and Special Retirement Benefits

                             1.01       The Corporation shall provide Executive with the following benefits contingent upon Executive's compliance with all the terms and conditions of this Agreement.

                             1.02       If, during the period of employment by the Corporation which is continuous from the date of this Agreement, Executive shall die while in the employ of the Corporation, the Corporation shall pay to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.06 (or in the absence of such designation, shall pay to the Executor of the Will or the Administrator of the Estate of Executive) survivor income payments of Two Million Dollars ($2,000,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's death, and in equal monthly installment thereafter.

                             1.03        If, after a continuous period of employment from the date of this Agreement, Executive shall retire from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the rate of Two Million Dollars ($2,000,000) per annum for fifteen (15) years in monthly installments beginning with the 15th of the calendar month following Executive's last day of employment, and in equal monthly installments thereafter.

                             1.04       If, after a continuous period of employment from the date of this Agreement, Executive shall retire, resign, or be terminated from the employ of the Corporation so that the first day on which Executive is no longer in the employ of the Corporation occurs on or after Executive's fifty-fifth birthday but prior to Executive's sixtieth birthday, the Corporation shall pay to Executive special retirement benefits at the annual rates set forth below for fifteen years beginning with the calendar month following Executive's last day of employment, such payments to be made in equal monthly installments:
Last Day of Employment	Annual Rate
On or after 55th birthday but prior to 56th birthday	$800,000
On or after 56th birthday but prior to 57th birthday	$1,000,000
On or after 57th birthday but prior to 58th birthday	$1,200,000
On or after 58th birthday but prior to 59th birthday	$1,500,000
On or after 59th birthday but prior to 60th birthday	$1,700,000

                             1.05       If, following such termination of employment, Executive shall die before payment of all of the installments provided for in Section 1.03 or Section 1.04, any remaining installments shall be paid to such beneficiary or beneficiaries as Executive shall have designated pursuant to Section 1.06 or, in the absence of such designation, to the Executor of the Will or the Administrator of the Estate of Executive.

                             1.06       For purposes of Sections 1.02, 1.03 and 1.04, or any of them, Executive may at any time designate a beneficiary or beneficiaries by filing with the chief personnel officer of Interpublic a Beneficiary Designation Form provided by such officer. Executive may at any time, by filing a new Beneficiary Designation Form, revoke or change any prior designation of beneficiary.

                             1.07       Interpublic has relied on written representations made by Executive concerning Executive's age and the state of Executive's health. If said representations are untrue in any material respect, whether directly or by omission, and if the Corporation is damaged by any such untrue representations, no sum shall be payable pursuant to Sections 1.02, 1.03, 1.04, 1.05.

                             1.08       If during the term of his employment, Executive shall become totally and permanently disabled, the maximum benefit, Two Million Dollars ($2,000,000) shall be payable to Executive for the term of his disability.

                             1.09       If during the term of his employment, Executive shall be involuntarily terminated without cause, Executive would receive a pro-rata right to the annual ESBA benefit which corresponds to his age at the end of the notice of termination period.

ARTICLE II
Non-solicitation of Clients or Employees

                             2.01       Following the termination of Executive's employment hereunder for any reason, Executive shall not for a period of twelve months either (a) solicit any employee of the Corporation to leave such employ to enter the employ of Executive or of any corporation or enterprise with which Executive is then associated or (b) solicit or handle on Executive's own behalf or on behalf of any other person, firm or corporation, the advertising, public relations, sales promotion or market research business of any advertiser which is a client of the Corporation at the time of such termination.

ARTICLE III
Assignment

                             3.01       This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Interpublic. Neither this Agreement nor any rights hereunder shall be subject in any matter to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge by Executive, and any such attempted action by Executive shall be void. This Agreement may not be changed orally, nor may this Agreement be amended to increase the amount of any benefits that are payable pursuant to this Agreement or to accelerate the payment of any such benefits.

ARTICLE IV
Contractual Nature of Obligation

                             4.01       The liabilities of the Corporation to Executive pursuant to this Agreement shall be those of a debtor pursuant to such contractual obligations as are created by the Agreement. Executive's rights with respect to any benefit to which Executive has become entitled under this Agreement, but which Executive has not yet received, shall be solely the rights of a general unsecured creditor of the Corporation.

ARTICLE V
Applicable Law

                             5.01       This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ C. Kent Kroeber
C. Kent Kroeber

/s/ John J. Dooner, Jr.
John J. Dooner, Jr.

Signed as of November 11, 2002

Exhibit 10(d)(i)

AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                                                                                             Dated as of March 13, 2003

                                AMENDMENT NO. 1 TO THE AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT (this "Amendment") among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as agent (the "Agent") for the Lenders.

                                PRELIMINARY STATEMENTS:

                                (1)          The Company, the Lenders and the Agent have entered into a 364-Day Credit Agreement dated as of May 16, 2002 and amended and restated as of December 31, 2002 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                                (2)          The Company, the Required Lenders and the Agent have agreed to further amend the Credit Agreement as hereinafter set forth.

                                SECTION 1.   Amendment to Credit Agreement.  Section 5.03(b) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by inserting at the end thereof (immediately following the table setting forth the ratios required to be maintained by the Company) the phrase "; provided that, for purposes of determining Debt for Borrowed Money for the fiscal quarter ended March 31, 2003, Debt evidenced by the Company's Zero-Coupon Convertible Senior Notes due 2021 shall be excluded.".

                                SECTION 2.   Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment.

                                SECTION 3.   Representations and Warranties of the Company.  The Company represents and warrants as follows:

          (a)          The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

          (b)          The execution, delivery and performance by the Company of this Amendment and the Credit Agreement and each of the Notes, as amended hereby, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

          (c)          No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment or the Credit Agreement and the Notes, as amended hereby.

          (d)          This Amendment has been duly executed and delivered by the Company. This Amendment and each of the Notes, as amended hereby, to which the Company is a party are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

          (e)          There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement or any Note or the consummation of the transactions contemplated hereby.

                                SECTION 4.   Reference to and Effect on the Credit Agreement and the Notes.  (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                                (b)  The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                                (c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                                SECTION 5.   Costs and Expenses.  The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                                SECTION 6.   Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                                SECTION 7.   Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Steven D. Berns
Name: Steven D. Berns
Title: Vice President and Treasurer

CITIBANK, N.A.,
as Agent and as Lender

By: /s/ Julio Ojea Quintana
Name: Julio Ojea Quintana
Title: Director

BANK ONE, NA

By:
Name:
Title:

BANK OF AMERICA, N.A.

By: /s/ Bryan Smith
Name: Bryan Smith
Title: Associate

THE BANK OF NEW YORK

By:
Name:
Title:

BARCLAYS BANK PLC

By: /s/ Nicholas Bell
Name: Nicholas Bell
Title: Director

JPMORGAN CHASE BANK

By: /s/ Rebecca Vogel
Name: Rebecca Vogel
Title: Vice President

CREDIT AGRICOLE INDOSUEZ

By:
Name:
Title:

FLEET NATIONAL BANK

By:
Name:
Title:

HSBC BANK USA

By: /s/ Johan Sorensson
Name: Johan Sorensson
Title: First Vice President

ING CAPITAL (US) LLC

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

LLOYDS TSB BANK PLC

By: /s/ Richard Heath
Name: Richard Heath
Title: Vice President

By: /s/ Catherine Rankin
Name: Catherine Rankin
Title: Assistant Vice President

THE NORTHERN TRUST COMPANY

By: /s/ Tracy Toulouse
Name: Tracy Toulouse
Title: Vice President

SUNTRUST BANK

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

BANCA POPOLARE DI BERGAMO-CV Scrl

By:
Name:
Title:

By:
Name:
Title:

MIZUHO CORPORATE BANK, LIMITED

By:
Name:
Title:

ROYAL BANK OF CANADA

By:
Name:
Title:

WESTPAC BANKING CORPORATION

By:
Name:
Title:

Exhibit 10(d)(ii)

AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT

                                                                                                               Dated as of March 13, 2003

                                AMENDMENT NO. 1 TO THE AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT (this "Amendment") among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as agent (the "Agent") for the Lenders.

                                PRELIMINARY STATEMENTS:

                                (1)          The Company, the Lenders and the Agent have entered into a Five-Year Credit Agreement dated as of June 27, 2000 and amended and restated as of December 31, 2002 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                                (2)          The Company, the Required Lenders and the Agent have agreed to further amend the Credit Agreement as hereinafter set forth.

                                SECTION 1.   Amendment to Credit Agreement.  Section 5.03(b) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended by inserting at the end thereof (immediately following the table setting forth the ratios required to be maintained by the Company) the phrase "; provided that, for purposes of determining Debt for Borrowed Money for the fiscal quarter ended March 31, 2003, Debt evidenced by the Company's Zero-Coupon Convertible Senior Notes due 2021 shall be excluded.".

                                SECTION 2.   Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment.

                                SECTION 3.   Representations and Warranties of the Company.  The Company represents and warrants as follows:

          (a)          The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

          (b)          The execution, delivery and performance by the Company of this Amendment and the Credit Agreement and each of the Notes, as amended hereby, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

          (c)          No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment or the Credit Agreement and the Notes, as amended hereby.

          (d)          This Amendment has been duly executed and delivered by the Company. This Amendment and each of the Notes, as amended hereby, to which the Company is a party are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

          (e)          There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement or any Note or the consummation of the transactions contemplated hereby.

                                SECTION 4.   Reference to and Effect on the Credit Agreement and the Notes.  (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                                (b)  The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                                (c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                                SECTION 5.   Costs and Expenses.  The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                                SECTION 6.   Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                                SECTION 7.   Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Steven D. Berns
Name: Steven D. Berns
Title: Vice President and Treasurer

CITIBANK, N.A.,
as Agent and as Lender

By: /s/ Julio Ojea Quintana
Name: Julio Ojea Quintana
Title: Director

BANK ONE, NA

By:
Name:
Title:

BANK OF AMERICA, N.A.

By: /s/ Bryan Smith
Name: Bryan Smith
Title: Associate

THE BANK OF NEW YORK

By:
Name:
Title:

BARCLAYS BANK PLC

By: /s/ Nicholas Bell
Name: Nicholas Bell
Title: Director

JPMORGAN CHASE BANK

By: /s/ Rebecca Vogel
Name: Rebecca Vogel
Title: Vice President

CREDIT AGRICOLE INDOSUEZ

By:
Name:
Title:

FLEET NATIONAL BANK

By:
Name:
Title:

HSBC BANK USA

By: /s/ Johan Sorensson
Name: Johan Sorensson
Title: First Vice President

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

LLOYDS TSB BANK PLC

By: /s/ Richard Heath
Name: Richard Heath
Title: Vice President

By: /s/ Catherine Rankin
Name: Catherine Rankin
Title: Assistant Vice President

SUNTRUST BANK

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Exhibit (10)(d)(xxix)

AMENDMENT

                                AMENDMENT dated as of March 28, 2003 to the Note Purchase Agreement dated as of May 26, 1994 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 10.01% Senior Notes due 2004 issued pursuant to the Agreement (the "Notes").

                                1.  The Company and the undersigned Holders hereby agree to the following amendments to the Agreement:

             (a)         Subsection 6A of Paragraph 6 of the Agreement is amended by inserting the following text in its entirety immediately following the phrase "on a trailing four quarter basis": "; provided that, solely for purposes of determining the ratio of Cash Flow to Total Borrowed Funds for the consecutive four quarters ending March 31, 2003, outstanding obligations evidenced by the Zero-Coupon Notes shall be excluded from the calculation of Total Borrowed Funds used in making such determination".

             (b)         Subsection 6B of Paragraph 6 of the Agreement is amended by inserting the following text in its entirety immediately following the phrase "at the end of any quarter ending on or after March 31, 2004": "; provided that, solely for purposes of determining Total Borrowed Funds as a percentage of Consolidated Net Worth at the end of the quarter ending March 31, 2003, outstanding obligations evidenced by the Zero-Coupon Notes shall be excluded from the calculation of Total Borrowed Funds used in making such determination".

                                2.  Except as expressly provided herein, the Agreement shall remain in full force and effect and this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                                3.  The Company hereby represents and warrants that:
(a) After giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing.

             (b)         The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

             (c)         The execution, delivery and performance by the Company of this Amendment, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

             (d)         No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment.

             (e)         This Amendment has been duly executed and delivered by the Company. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

             (f)         There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries taken as a whole, (y) the rights and remedies of the Holders under the Agreement or any Note or (z) the ability of the Company to perform its obligations under the Agreement or any Note or (ii) purports to affect the legality, validity or enforceability of this Amendment or the consummation of the transactions contemplated hereby.

                                4.  The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment in accordance with the terms of Section 11B of the Agreement.

                                5.  This Amendment shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                                6.  Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment relating to the subject matter hereof (other than any such information (i) which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                                7.  This Amendment shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment.

                                IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment to be executed by its duly authorized representative as of the date and year first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Christopher Carey
Name: Christopher Carey
Title: Vice President

Exhibit (10)(d)(xxx)

AMENDMENT

                                AMENDMENT dated as of March 28, 2003 to the Note Purchase Agreement dated as of April 28, 1995 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 9.95% Senior Notes due 2005 issued pursuant to the Agreement (the "Notes").

                                1.  The Company and the undersigned Holders hereby agree to the following amendments to the Agreement:

             (a)         Subsection 6A of Paragraph 6 of the Agreement is amended by inserting the following text in its entirety immediately following the phrase "on a trailing four quarter basis": "; provided that, solely for purposes of determining the ratio of Cash Flow to Total Borrowed Funds for the consecutive four quarters ending March 31, 2003, outstanding obligations evidenced by the Zero-Coupon Notes shall be excluded from the calculation of Total Borrowed Funds used in making such determination".

             (b)         Subsection 6B of Paragraph 6 of the Agreement is amended by inserting the following text in its entirety immediately following the phrase "at the end of any quarter ending on or after March 31, 2004": "; provided that, solely for purposes of determining Total Borrowed Funds as a percentage of Consolidated Net Worth at the end of the quarter ending March 31, 2003, outstanding obligations evidenced by the Zero-Coupon Notes shall be excluded from the calculation of Total Borrowed Funds used in making such determination".

                                2.  Except as expressly provided herein, the Agreement shall remain in full force and effect and this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                                3.  The Company hereby represents and warrants that:
(a) After giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing.

             (b)         The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

             (c)         The execution, delivery and performance by the Company of this Amendment, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

             (d)         No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment.

             (e)         This Amendment has been duly executed and delivered by the Company. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

             (f)         There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries taken as a whole, (y) the rights and remedies of the Holders under the Agreement or any Note or (z) the ability of the Company to perform its obligations under the Agreement or any Note or (ii) purports to affect the legality, validity or enforceability of this Amendment or the consummation of the transactions contemplated hereby.

                                4.  The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment in accordance with the terms of Section 11B of the Agreement.

                                5.  This Amendment shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                                6.  Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment relating to the subject matter hereof (other than any such information (i) which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                                7.  This Amendment shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment.

                                IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment to be executed by its duly authorized representative as of the date and year first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Christopher Carey
Name: Christopher Carey
Title: Vice President

Exhibit (10)(d)(xxxi)

AMENDMENT

                                AMENDMENT dated as of March 28, 2003 to the Note Purchase Agreement dated as of October 31, 1996 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 9.41% Senior Notes due 2006 issued pursuant to the Agreement (the "Notes").

                                1.  The Company and the undersigned Holders hereby agree to the following amendments to the Agreement:

             (a)         Subsection 6A of Paragraph 6 of the Agreement is amended by inserting the following text in its entirety immediately following the phrase "on a trailing four quarter basis": "; provided that, solely for purposes of determining the ratio of Cash Flow to Total Borrowed Funds for the consecutive four quarters ending March 31, 2003, outstanding obligations evidenced by the Zero-Coupon Notes shall be excluded from the calculation of Total Borrowed Funds used in making such determination".

             (b)         Subsection 6B of Paragraph 6 of the Agreement is amended by inserting the following text in its entirety immediately following the phrase "at the end of any quarter ending on or after March 31, 2004": "; provided that, solely for purposes of determining Total Borrowed Funds as a percentage of Consolidated Net Worth at the end of the quarter ending March 31, 2003, outstanding obligations evidenced by the Zero-Coupon Notes shall be excluded from the calculation of Total Borrowed Funds used in making such determination".

                                2.  Except as expressly provided herein, the Agreement shall remain in full force and effect and this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                                3.  The Company hereby represents and warrants that:
(a) After giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing.

             (b)         The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

             (c)         The execution, delivery and performance by the Company of this Amendment, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

             (d)         No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment.

             (e)         This Amendment has been duly executed and delivered by the Company. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

             (f)         There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries taken as a whole, (y) the rights and remedies of the Holders under the Agreement or any Note or (z) the ability of the Company to perform its obligations under the Agreement or any Note or (ii) purports to affect the legality, validity or enforceability of this Amendment or the consummation of the transactions contemplated hereby.

                                4.  The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment in accordance with the terms of Section 11B of the Agreement.

                                5.  This Amendment shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                                6.  Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment relating to the subject matter hereof (other than any such information (i) which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                                7.  This Amendment shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment.

                                IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment to be executed by its duly authorized representative as of the date and year first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Christopher Carey
Name: Christopher Carey
Title: Vice President

Exhibit (10)(d)(xxxii)

AMENDMENT

                                AMENDMENT dated as of March 28, 2003 to the Note Purchase Agreement dated as of August 18, 1997 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 9.09% Senior Notes due 2007 issued pursuant to the Agreement (the "Notes").

                                1.  The Company and the undersigned Holders hereby agree to the following amendments to the Agreement:

             (a)         Subsection 6A of Paragraph 6 of the Agreement is amended by inserting the following text in its entirety immediately following the phrase "on a trailing four quarter basis": "; provided that, solely for purposes of determining the ratio of Cash Flow to Total Borrowed Funds for the consecutive four quarters ending March 31, 2003, outstanding obligations evidenced by the Zero-Coupon Notes shall be excluded from the calculation of Total Borrowed Funds used in making such determination".

             (b)         Subsection 6B of Paragraph 6 of the Agreement is amended by inserting the following text in its entirety immediately following the phrase "at the end of any quarter ending on or after March 31, 2004": "; provided that, solely for purposes of determining Total Borrowed Funds as a percentage of Consolidated Net Worth at the end of the quarter ending March 31, 2003, outstanding obligations evidenced by the Zero-Coupon Notes shall be excluded from the calculation of Total Borrowed Funds used in making such determination".

                                2.  Except as expressly provided herein, the Agreement shall remain in full force and effect and this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                                3.  The Company hereby represents and warrants that:
(a) After giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing.

             (b)         The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

             (c)         The execution, delivery and performance by the Company of this Amendment, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

             (d)         No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment.

             (e)         This Amendment has been duly executed and delivered by the Company. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

             (f)         There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries taken as a whole, (y) the rights and remedies of the Holders under the Agreement or any Note or (z) the ability of the Company to perform its obligations under the Agreement or any Note or (ii) purports to affect the legality, validity or enforceability of this Amendment or the consummation of the transactions contemplated hereby.

                                4.  The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment in accordance with the terms of Section 11B of the Agreement.

                                5.  This Amendment shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                                6.  Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment relating to the subject matter hereof (other than any such information (i) which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                                7.  This Amendment shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment.

                                IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment to be executed by its duly authorized representative as of the date and year first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Christopher Carey
Name: Christopher Carey
Title: Vice President

Exhibit (10)(d)(xxxiii)

AMENDMENT

                                AMENDMENT dated as of March 28, 2003 to the Note Purchase Agreement dated as of January 21, 1999 between The Interpublic Group of Companies, Inc. (the "Company") and The Prudential Insurance Company of America, as amended (the "Agreement"). Capitalized terms used but not defined herein are used with the meanings given to those terms in the Agreement and the Notes (as defined below). The persons listed below as Holders hold at least 66-2/3% of the aggregate outstanding principal amount of 8.05% Senior Notes due 2009 issued pursuant to the Agreement (the "Notes").

                            1.   The Company and the undersigned Holders hereby agree to the following amendments to the Agreement:

             (a)         Subsection 6A of Paragraph 6 of the Agreement is amended by inserting the following text in its entirety immediately following the phrase "on a trailing four quarter basis": "; provided that, solely for purposes of determining the ratio of Cash Flow to Total Borrowed Funds for the consecutive four quarters ending March 31, 2003, outstanding obligations evidenced by the Zero-Coupon Notes shall be excluded from the calculation of Total Borrowed Funds used in making such determination".

             (b)         Subsection 6B of Paragraph 6 of the Agreement is amended by inserting the following text in its entirety immediately following the phrase "at the end of any quarter ending on or after March 31, 2004": "; provided that, solely for purposes of determining Total Borrowed Funds as a percentage of Consolidated Net Worth at the end of the quarter ending March 31, 2003, outstanding obligations evidenced by the Zero-Coupon Notes shall be excluded from the calculation of Total Borrowed Funds used in making such determination".

                            1.   Except as expressly provided herein, the Agreement shall remain in full force and effect and this Amendment shall not operate as a waiver of any right, power or remedy of any Holder, nor constitute a waiver of any provision of the Agreement.

                            3.   The Company hereby represents and warrants that:
(a) After giving effect to this Amendment, no Default or Event of Default will have occurred or be continuing.

            (b)         The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

            (c)         The execution, delivery and performance by the Company of this Amendment, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

            (d)         No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment.

            (e)         This Amendment has been duly executed and delivered by the Company. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

            (f)         There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a material adverse effect on (x) the business, financial condition or results of operations of the Company and its Consolidated Subsidiaries taken as a whole, (y) the rights and remedies of the Holders under the Agreement or any Note or (z) the ability of the Company to perform its obligations under the Agreement or any Note or (ii) purports to affect the legality, validity or enforceability of this Amendment or the consummation of the transactions contemplated hereby.

                            4.   The Company agrees to pay all out-of-pocket expenses incurred by the Holders in connection with this Amendment in accordance with the terms of Section 11B of the Agreement.

                            5.   This Amendment shall be construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

                            6.   Each of the Holders agrees to keep confidential, in accordance with Section 11H of the Agreement, all information disclosed by the Company to the Holders in connection with this Amendment relating to the subject matter hereof (other than any such information (i) which was publicly known or otherwise known to such Holder at the time of disclosure, or (ii) which subsequently becomes publicly known through no act or omission by such Holder).

                            7.   This Amendment shall be effective as of the date first above written and the Agreement shall be deemed amended upon delivery to the Holders of a fully executed copy of this Amendment.

                            IN WITNESS WHEREOF, each of the Company and the undersigned Holders has caused this Amendment to be executed by its duly authorized representative as of the date and year first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Steven Berns
Name: Steven Berns
Title: Vice President and Treasurer

HOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Christopher Carey
Name: Christopher Carey
Title: Vice President